              As filed with the Securities and Exchange Commission

                                on March 6, 2000

                             Securities Act File No.

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

      Pre-Effective Amendment No. /_/     Post-Effective Amendment No. /_/

                                AARP GROWTH TRUST
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
               (Address of Principal Executive Offices) (Zip Code)

                                  John Millette
                        Scudder Kemper Investments, Inc.
                             Two International Place
                              Boston, MA 02110-4103
                     (Name and Address of Agent for Service)

                                 (617) 295-1000
                  (Registrant's Area Code and Telephone Number)

                                 with copies to:

     Caroline Pearson, Esq.                Sheldon A. Jones, Esq.
     Scudder Kemper Investments, Inc.      Dechert Price & Rhoads
     Two International Place               Ten Post Office Square - South
     Boston, MA 02110-4103                 Boston, MA  02109-4603

                  Approximate Date of Proposed Public Offering:
                  As soon as practicable after this Registration
                         Statement is declared effective.

                      Title of Securities Being Registered:
                 Shares of Beneficial Interest ($.01 par value)
          of AARP Small Company Stock Fund, a series of the Registrant

--------------------------------------------------------------------------------

              It is proposed that this filing will become effective
    on April 5, 2000 pursuant to Rule 488 under the Securities Act of 1933.
--------------------------------------------------------------------------------

No filing fee is required because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                            SCUDDER SECURITIES TRUST

                             SCUDDER MICRO CAP FUND

      Please take notice that a Special Meeting of Shareholders (the "Meeting") of Scudder Micro Cap Fund (the "Fund"), a series of Scudder Securities Trust (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., Floor 13, Two International Place, Boston, MA 02110-4103, on July 13, 2000 at 3:00 p.m., Eastern time, for the following purposes:

      Proposal 1: To elect Trustees of the Trust;

      Proposal 2: To approve an Agreement and Plan of Reorganization for the
                  Fund whereby all or substantially all of the assets and liabilities of the Fund would be acquired by AARP Small Company Stock Fund in exchange for shares of the Class S shares class of shares of AARP Small Company Stock Fund; and

      Proposal 3: To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.

      The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

      Holders of record of shares of the Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

      In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                   By Order of the Board,


                                   [Signature]
                                   John Millette
                                   Secretary

[date]

IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                                Table of Contents

Introduction....................
Proposal 1: Election of Trustees/Directors for the Acquired
         Trust/Corporation........
         Nominees for Election..............
         Trustees/Directors Not Standing for Re-election............
         Responsibilities of the Board -- Board and Committee Meetings........
         Audit Committee........
         Committee on Independent Trustees/Directors........
         Attendance............
         Honorary Trustees/Directors.........
         Officers.............
         Compensation of Trustees/Directors and Officers.........
Proposal 2: Approval of Agreement and Plan of Reorganization......
         I. SYNOPSIS.........
                  Introduction.........
                  Background of the Reorganization...........
                  Reasons for the Proposed Transaction; Board Approval.......
                  Investment Objectives, Policies and Restrictions of the
                  Funds........
                  Portfolio Turnover..........
                  Performance...........
                  Investment Manager; Fees and Expenses......
                  Administrative Fee..........
                  Comparison of Expenses.........
                  Financial Highlights.........
                  Distribution of Shares........
                  Purchase, Redemption and Exchange Information.........
                  Dividends and other Distributions..........
                  Tax Consequences........
         II. PRINCIPAL RISK FACTORS......
         III. THE PROPOSED TRANSCTION..........
                  Description of the Plan........
                  Board Approval of the Proposed Transaction......
                  Description of the Securities to be Issued.....
                  Federal Income Tax Consequences.........
                  Capitalization...........
Proposal 3: Ratification or Rejection of the Selection of Independent
Accountants
Additional Information
Exhibit A
Exhibit B
Appendix 1
Appendix 2
Part B:  Statement of Additional Information
Part C:  Other Information

                           PROXY STATEMENT/PROSPECTUS
                                     [DATE]

                  Relating to the acquisition of the assets of
                  SCUDDER MICRO CAP FUND (the "Acquired Fund"),
                              a separate series of
                 SCUDDER SECURITIES TRUST (the "Acquired Trust")
                 Two International Place, Boston, MA 02110-4103
                                 (800) 728-3337

   by and in exchange for shares of beneficial interest of the Class S shares class of shares of
              AARP SMALL COMPANY STOCK FUND (the "Acquiring Fund"),
                              a separate series of
                    AARP GROWTH TRUST (the "Acquiring Trust")
                 Two International Place, Boston, MA 02110-4103
                                 (800) 253-2277

                                  INTRODUCTION

      This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund in connection with three proposals (each a "Proposal"). Proposal 1 describes the election of Trustees, and Proposal 3 proposes the ratification of the Acquired Fund's accountants.

      In Proposal 2, shareholders are asked to approve a proposed reorganization in which all or substantially all of the assets of Acquired Fund would be acquired by the Acquiring Fund, in exchange for shares of beneficial interest of the Class S shares class of the Acquiring Fund (known as "Class S Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described more fully below (the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of Class S Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund held as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). It is anticipated that, effective upon the closing of the Reorganization (the "Closing"), the name of the Acquiring Fund will be changed to Scudder Small Company Stock Fund. Shareholders of the Acquired Fund will vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization would be consummated. A copy of the Plan is attached hereto as Exhibit A. The Closing is contingent upon shareholder approval of the Plan. The Reorganization is expected to occur on or about July 17, 2000.

      Proposals 1 and 2 relate to a restructuring program proposed by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), and described in more detail below.

      It is being proposed to shareholders of the Acquiring Fund that the Acquiring Fund be reorganized as a new series of an existing Massachusetts business trust, other than the Acquiring Trust, that is advised by Scudder Kemper. Following this reorganization, the Acquiring Fund will be identical to the way it is currently, except for its new investment management agreement and its name.

      In the descriptions of the Proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Acquired Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by either the

Acquired Fund or the Acquiring Fund (each a "Fund" and collectively the "Funds"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquiring Fund, see the Acquiring Fund's prospectus, dated February 1, 2000, as supplemented from time to time, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquired Fund, see the Acquired Fund's prospectus, dated January 1, 2000, as supplemented from time to time, which is incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Acquired Fund at the telephone number or address set forth on the preceding page.

      The Acquiring Fund's Statement of Additional Information, dated February 1, 2000, is incorporated herein by reference and may be obtained upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. A Statement of Additional Information, dated ___________________, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information relating to Reorganization is available upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. Shareholder inquiries regarding the Acquired Fund may be made by calling (800) 728-3337. Shareholder inquiries regarding the Acquiring Fund may be made by calling (800) 253-2277. The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund. The Class S Shares will be a newly-established class of shares of the Acquiring Fund and will be identical in all material respects to the Acquiring Fund shares currently offered and sold, as described in the prospectus and statement of additional information for the Acquiring Fund, dated February 1, 2000, except as otherwise described herein.

      The Acquiring Fund and the Acquired Fund are diversified series of shares of beneficial interest of, respectively, the Acquiring Trust and the Acquired Trust. The Acquiring Trust and the Acquired Trust are open-end management investment companies organized as Massachusetts business trusts.

      The Board of Trustees (except as otherwise noted, "Trustees" refers to the Trustees of the Acquired Trust and "Board" refers to the Board of Trustees of the Acquired Trust) is soliciting proxies from shareholders of the Acquired Fund, on behalf of the Acquired Fund, for the Special Meeting of Shareholders to be held on July 13, 2000, at Scudder Kemper's offices, at Floor 13, Two International Place, Boston, MA 02110-4103, at 3:00 p.m. (Eastern time), or at such later time made necessary by adjournment (the "Meeting").

      The Board of Trustees recommends that shareholders vote for the nominees listed in Proposal 1, and for Proposals 2 and 3.

      PROPOSAL 1: ELECTION OF TRUSTEES FOR THE ACQUIRED TRUST

      At the Meeting, shareholders will be asked to elect nine individuals to constitute the Board of Trustees of the Acquired Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Acquired Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Acquired Trust, the Acquiring Trust or as independent trustees or directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or AARP. The nominees listed below are also being nominated for election as Trustees of the Acquiring Trust and as trustees or directors of most of the other no-load funds advised by Scudder Kemper.

      Currently, five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described below under Proposal 2, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

      Election of each of the listed nominees for Trustee on the Board of the Acquired Trust requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Acquired Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Acquired Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted,
(i) each of the nominees and Trustees has engaged in the principal occupation listed in the following paragraphs and table for more than five years, but not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

Nominees for Election as Trustees:

Henry P. Becton, Jr. (56)

Henry P. Becton, Jr. graduated from Yale University in 1965, where he was elected to Phi Beta Kappa and was Chairman of the Yale Broadcasting Corporation. He received his J.D. degree from Harvard Law School in 1968. He joined the staff of WGBH Educational Foundation in 1970, was appointed General Manager in 1978, and was elected President and General Manager in 1984. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the

Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton has served as a trustee of various mutual funds advised by Scudder Kemper since 1990.

Linda C. Coughlin (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group. Ms. Coughlin received a B.A. degree in economics (summa cum laude) from Fordham University. Ms. Coughlin has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

Dawn-Marie Driscoll (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll has served as a trustee of various mutual funds advised by Scudder Kemper since 1987.

Edgar R. Fiedler (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996. Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin. Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

Keith R. Fox (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976 and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee of various mutual funds advised by Scudder Kemper since 1996.

Joan Edelman Spero (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee of various mutual funds advised by Scudder Kemper since 1998.

Jean Gleason Stromberg (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the SEC's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the SEC's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

Jean C. Tempel (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel has served as a trustee of various mutual funds advised by Scudder Kemper since 1994.

Steven Zaleznick (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of the AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined the AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans. Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

Trustees Not Standing for Re-election:

--------------------------------------------------------------------------------
                                        Present Office with the Acquired Trust;
                                          Principal Occupation or Employment
Name                                               and Directorships
----                                               -----------------
--------------------------------------------------------------------------------
Sheryle J. Bolton (53)                   Trustee; CEO and Director, Scientific
                                         Learning Corporation.  Ms. Bolton
                                         serves on the Boards of an additional
                                         5 trusts or corporations whose funds
                                         are advised by Scudder Kemper.

--------------------------------------------------------------------------------
William T. Burgin (56)                   Trustee; General Partner, Bessemer
                                         Venture Partners.  Mr. Burgin serves
                                         on the Boards of an additional 4
                                         trusts or corporations whose funds are
                                         advised by Scudder Kemper.

--------------------------------------------------------------------------------
William H. Luers (70)                    Trustee; Chairman and President,
                                         United Nations Association of
                                         America.  Mr. Luers serves on the
                                         Boards of an additional 6 trusts or
                                         corporations whose funds are advised
                                         by Scudder Kemper.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Kathryn L. Quirk (47)*                   Trustee, Vice President and Assistant
                                         Secretary; Managing Director of
                                         Scudder Kemper Investments, Inc.  Ms.
                                         Quirk serves on the Boards of an
                                         additional 18 trusts or corporations
                                         whose funds are advised by Scudder
                                         Kemper.

--------------------------------------------------------------------------------

* Nominee or Trustee considered by the Acquired Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Acquired Trust, the Investment Manager or AARP because of his or her employment by the Investment Manager or AARP, and, in some cases, holding offices with the Acquired Trust.

      Appendix 1 hereto sets forth the number of shares of each series of the Acquired Trust owned directly or beneficially by the Trustees of the Acquired Trust, by the President of the Acquired Trust and by the nominees for election.

Responsibilities of the Board -- Board and Committee Meetings

      A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at this Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper and who are called "independent" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Acquired Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Acquired Fund is managed in the best interests of its shareholders.

      The Trustees meet several times during the year to review the investment performance of each fund the Acquired Trust and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 1999, the Trustees conducted over 20 meetings to deal with fund issues (including committee meetings and special meetings of the Independent Trustees). Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the 1999 Advisory Group Report on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

      The Board of the Acquired Trust has an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Acquired Trust has an Executive Committee and a Valuation Committee.

Audit Committee

      The Audit Committee reviews with management and the independent public accountants for each series of the Acquired Trust, among other things, the scope of the audit and the internal controls of each series of the Acquired Trust and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the Acquired Trust to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of each series of the Acquired Trust.

      As suggested by the Advisory Group Report, the Acquired Trust's Audit Committee is comprised entirely of Independent Trustees, meets privately with the independent accountants of each series of the Acquired Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

Committee on Independent Trustees

      The Board of Trustees of the Acquired Trust has a Committee on Independent Trustees, comprised solely of Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies, retirement policies and fund ownership policies, reviewing Trustees' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Trustees' effectiveness. The newly-constituted Board may determine to change its compensation structure.

Attendance

      As noted above, the Trustees conducted over 20 meetings in calendar year 1999 to deal with fund matters, including various committee meetings and special meetings of the Independent Trustees. The full Board of Trustees of the Acquired Trust met seven times, the Audit Committee met two times and the Committee on Independent Trustees met one time during calendar year 1999. Each then current Trustee attended 100% of the total meetings of the full Board of Trustees and each above-named committee on which he or she served as a regular member that were held during that period.

Honorary Trustees

      Paul Bancroft III, Wilson Nolen, William H. Gleysteen, Jr., Thomas J. Devine and Robert G. Stone, Jr. currently serve as Honorary Trustees of the Acquired Trust. Honorary Trustees are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Honorary Trustees are appointed by the Board of Trustees and will continue to serve in their present capacities following the Reorganization.

Officers

      The following persons are officers of the Acquired Trust:

--------------------------------------------------------------------------------
                                Present Office with the
                               Acquired Trust; Principal      Year First Became
Name (Age)                     Occupation or Employment(1)      an Officer(2)
----------                     ---------------------------      -------------
--------------------------------------------------------------------------------
Nicholas Bratt (51)            President; Managing                  1985
                               Director of Scudder Kemper
--------------------------------------------------------------------------------
Kathryn L. Quirk (47)          Trustee, Vice President              1984
                               and Assistant Secretary;
                               Managing Director of
                               Scudder Kemper
--------------------------------------------------------------------------------
Irene T. Cheng (45)            Vice President; Managing             1997
                               Director of Scudder
                               Kemper
--------------------------------------------------------------------------------
Joyce E. Cornell (56)          Vice President; Managing             1996
                               Director of Scudder
                               Kemper
--------------------------------------------------------------------------------
Tien Yu Sieh (30)              Vice President; Senior               1999
                               Vice President of Scudder
                               Kemper
--------------------------------------------------------------------------------
Sheridan Reilly (48)           Vice President; Senior               1997
                               Vice President of Scudder
                               Kemper
--------------------------------------------------------------------------------
Shahram Tajbakhsh (43)         Vice President; Senior               1998
                               Vice President of Scudder
                               Kemper
--------------------------------------------------------------------------------
Edmund B. Games, Jr. (62)      Vice President; Managing             1992
                               Director of Scudder
                               Kemper
--------------------------------------------------------------------------------
Philip Fortuna (42)            Vice President; Managing             1995
                               Director of Scudder
                               Kemper
--------------------------------------------------------------------------------
Carol L. Franklin (47)         Vice President; Managing             1996
                               Director of Scudder
                               Kemper
--------------------------------------------------------------------------------
Joan Gregory (54)              Vice President; Vice                 1999
                               President of Scudder
                               Kemper
--------------------------------------------------------------------------------
Ann M. McCreary (43)           Vice President; Managing             1998
                               Director of Scudder
                               Kemper
--------------------------------------------------------------------------------
John Millette (38)             Vice President and                   1999
                               Secretary; Assistant Vice
                               President of Scudder
                               Kemper
--------------------------------------------------------------------------------
John R. Hebble (41)            Treasurer; Senior Vice                  1998
                               President of Scudder
                               Kemper
--------------------------------------------------------------------------------
Caroline Pearson (38)          Assistant Secretary;                    1997
                               Senior Vice President of
                               Scudder Kemper;
                               Associate, Dechert Price
                               & Rhoads (law firm) 1989
                               to 1997
--------------------------------------------------------------------------------

--------
1 Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

2 The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Acquired Trust.

Compensation of Trustees and Officers

      The Acquired Trust pays each Independent Trustee an annual Trustee's fee for each series of the Acquired Trust plus specified amounts for Board and committee meetings attended and reimburses for expenses related to the business of any series of the Acquired Trust. Each Independent Trustee receives an annual Trustee's fee of $3,500 per fund. Each Independent Trustee also receives fees of $325 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between the Acquired Trust and Scudder Kemper, or any of its other affiliates. Each Independent Trustee also receives $100 per fund for all other committee meetings attended. The newly-constituted Board may determine to change its compensation structure.

      The Independent Trustees of the Acquired Trust are not entitled to benefits under any pension or retirement plan. It is currently anticipated that a one-time benefit will be provided to those Independent Trustees who have volunteered to leave the board prior to their normal retirement date in order to facilitate the nomination of a consolidated board. The amount of such benefit has not been finally determined, but is expected to be based on a Trustee's years of service and remaining years to normal retirement. [Further detail to be provided when available.] [Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to bear one-half of the cost of any such benefit.]

      Scudder Kemper supervises the Acquired Trust's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Acquired Trust and receives a management fee for its services. Several of the Acquired Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Acquired Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Board and committee meetings.

      The following Compensation Table provides in tabular form the following data:

      Column (1) All Trustees who receive compensation from the Acquired Trust.

      Column (2) Aggregate compensation received by each Trustee of the Acquired Trust during calendar year 1999.

      Column (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

Compensation Table

----------------------------------------------------------------------------
Trustees                    Aggregate             Total Compensation
                            Compensation          from Fund Complex
                            (number of funds)     Paid to Trustee
----------------------------------------------------------------------------
Sheryle J. Bolton           $52,875 (7 funds)     $179,860  (25 funds)
----------------------------------------------------------------------------
William T. Burgin           $50,600 (7 funds)     $160,325  (33 funds)
----------------------------------------------------------------------------
Keith R. Fox                $50,600 (7 funds)     $160,325  (33 funds)
----------------------------------------------------------------------------
William H. Luers            $55,150 (7 funds)     $212,596  (36 funds)
----------------------------------------------------------------------------
Joan E. Spero               $55,150 (7 funds)     $175,275  (33 funds)
----------------------------------------------------------------------------
Paul Bancroft III,*         $44,100 (7 funds)     $159,991  (25 funds)
Honorary Trustee
----------------------------------------------------------------------------
William H. Gleysteen, Jr.,  $     0 (7 funds)     $ 19,933  (14 funds)
Honorary Trustee
----------------------------------------------------------------------------
Wilson Nolen,               $     0 (7 funds)     $ 64,098  (25 funds)
Honorary Trustee
----------------------------------------------------------------------------
Robert G. Stone, Jr.,       $     0 (7 funds)     $  9,000  (27 funds)
Honorary Trustee
----------------------------------------------------------------------------
Thomas J. Devine,           $     0 (7 funds)     $      0  (26 funds)
Honorary Director
----------------------------------------------------------------------------

* Prior to November 1, 1999, Mr. Bancroft served as a Trustee of the Acquired Trust. As of November 1, 1999, Mr. Bancroft serves in the capacity of Honorary Trustee. The compensation in this table reflects any fees received by Mr. Bancroft in both capacities.

          The Board of Trustees of Scudder Securities Trust recommends that the shareholders of Scudder Micro Cap Fund vote for each nominee.

                             PROPOSAL 2: APPROVAL OF
                      AGREEMENT AND PLAN OF REORGANIZATION

I.    SYNOPSIS

      The following is a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectuses and Statements of Additional Information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

Introduction

      The Board of the Acquired Trust, including all of the Independent Trustees, approved the Plan at a meeting held on February 7, 2000. Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund in exchange for Class S Shares; (b) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund; and (c) the abolition of the Acquired Fund as a series of the Acquired Trust. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Class S Shares and will hold, immediately after the Reorganization, Class S Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund on the Valuation Date.

      Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Acquired Fund's shareholders will continue to enjoy many of the same shareholder privileges as they currently enjoy, such as the ability to buy, exchange and sell shares without paying a sales commission, access to professional service representatives, and automatic dividend reinvestment. See "Purchase, Redemption and Exchange Information."

Background of the Reorganization

      The Reorganization is part of a broader restructuring program proposed by Scudder Kemper to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that they make available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this expansion has come increased complexity and competition among mutual funds, as well as increased confusion among investors. The group of no-load funds advised by Scudder Kemper has followed this pattern , increasing from 44 no-funds in 1990 to 77 no-load funds at present.

      As a result, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the funds offered through the AARP Investment Program (the "AARP Funds"), all of which are advised by Scudder Kemper. Consolidation plans are proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. The Reorganization is also expected to result in lower operating expenses for Acquired Fund shareholders, as described in "Comparison of Expenses" below.

      There are currently five different boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for most of the no-load funds advised by Scudder Kemper would increase efficiency and benefit fund shareholders. (See Proposal 1 above.)

      As part of this restructuring effort, Scudder Kemper has also proposed the adoption of an administrative fee for most of the no-load funds advised by Scudder Kemper. Under this fee structure, in exchange for payment by the Acquiring Fund of an administrative fee, Scudder Kemper would agree to provide or pay for substantially all services that a fund normally requires for its operations, other than those provided under the fund's investment management agreement and certain other expenses. Such an administrative fee would enable investors to determine with greater certainty the expense level that a fund will experience, and would transfer substantially all of the risk of increased costs to Scudder Kemper. Scudder Kemper has proposed that the Acquiring Fund implement such an administrative fee upon the Closing, as described in "Administrative Fee" below.

      The fund consolidations, the adoption of an administrative fee and the creation of a single board are expected to have a positive impact on Scudder Kemper, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

      Since receiving Scudder Kemper's proposals on October 5, 1999, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of Scudder Kemper, the Independent Trustees have requested, and Scudder Kemper has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "Board Approval of the Proposed Transaction" below.

      The Trustees believe that the Reorganization may provide shareholders of the Acquired Fund with the following benefits:

o LOWER EXPENSES. If the Reorganization is approved, Acquired Fund shareholders may benefit from lower total Fund operating expenses. Please refer to "Comparison of Expenses" below.

o GREATER PREDICTABILITY OF EXPENSES. On or prior to Closing, the Acquiring Fund and Scudder Kemper will enter into an administrative services agreement pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund, and most Fund expenses, in return for payment by the Acquiring Fund of a single administrative fee rate. This agreement, which has an initial three year term, will protect the Acquiring Fund's shareholders from increases in the Acquiring Fund's expense ratio attributed to any increases in the costs of providing these services.

o SIMILAR INVESTMENT OBJECTIVES AND POLICIES. The combined fund will continue to seek long term growth of capital by investing in small cap domestic equities, while seeking to reduce downside risk. Acquired Fund shareholders should note that while the Funds have similar investment objectives and policies, the Acquiring Fund invests in a more diverse blend of small capitalization securities than the Acquired Fund, which focuses primarily on "micro cap" securities.

o TAX-FREE REORGANIZATION. Shareholders of the Acquired Fund will exchange their shares for shares of the Acquiring Fund of equal value. It is expected that the transaction will be tax-free for Acquired Fund shareholders.

      For these reasons, as more fully described below under "The Proposed Transaction - Board Approval of the Proposed Transaction," the Trustees of the Acquired Trust, including the Independent Trustees, have concluded that:

o the Reorganization is in the best interests of the Acquired Fund and its shareholders; and

o the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

      Accordingly, the Trustees recommend approval of the Plan effecting the Reorganization. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

      Although the investment objectives, policies and restrictions of the Acquired Fund and the Acquiring Fund (and, consequently, the risks of investing in either Fund) are similar, there are differences. The investment objective of the Acquiring Fund is to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds. The investment objective of the Acquired Fund is to seek long-term growth of capital. There can be no assurance that either fund will achieve its investment objective. Both Funds have the same portfolio managers and are managed in a substantially similar manner, except that the Acquiring Fund invests in relatively larger-capitalization stocks (which, however, are still considered small capitalization stocks) and seeks to reduce downside risk. The Acquiring Fund seeks to reduce downside risk by focusing on undervalued stocks and diversifying its investments widely across individual companies (generally investing no more than 5% of its assets in the securities of any one company).

      Both Funds invest primarily in stocks of small U.S. companies, but the Acquired Fund invests in stocks of smaller companies than those in which the Acquiring Fund invests. The Acquired Fund normally invests at least 80% of its total assets in stocks of companies with a market value of $200 million or less and intends to maintain the median market capitalization of its portfolio at $125 million or less. The Acquiring Fund normally invests at least 65% of its assets in stocks of companies with potential for above-average long-term capital growth and market capitalizations typically below $2 billion. Neither Fund generally invests more than 5% of its assets in the securities of any one company. The Acquiring Fund typically invests in over 150 securities while the Acquired Fund typically invests in over 200 securities.

      The Acquiring Fund may invest up to 5% of its assets in certain short-term fixed income securities and up to 20% of assets in U.S. Treasury, agency and instrumentality obligations. The Acquiring Fund may also invest up to 20% of its assets in stock futures contracts and options, covered call options, financial futures contracts and related options, purchase and sell options or futures on stock indices and foreign currency exchange contracts. Other securities in which the Acquiring Fund may invest include Standard & Poor's Depository Receipts ("SPDRs"), preferred stocks, rights, warrants, repurchase agreements, real estate investment trusts and foreign securities

      The Acquired Fund may also invest up to 20% of its assets in U.S. Treasury and agency securities. Other securities in which the Acquired Fund may invest include preferred stocks, convertible or non-convertible securities, rights, warrants, and restricted and illiquid securities. The Acquired Fund may also enter into repurchase agreements and reverse repurchase agreements. The Board of the Acquired Trust currently intends to close the Acquired Fund to new individual investors when the Acquired Fund's total assets reach $150 million.

      The Acquiring Fund may make only limited use of strategic transactions. The Acquired Fund, while limited to 5% of assets committed to strategic transactions entered into for non-hedging purposes, may make more use of such transactions.

      The Acquiring Fund does not invest in securities issued by tobacco-producing companies, and has a stated goal of educating shareholders on investment topics affecting their lives. Upon the Closing, the Acquiring Fund will no longer have this stated goal. In addition, following the Reorganization, the Acquiring Fund will change its name to Scudder Small Company Stock Fund and will be permitted to engage in reverse repurchase agreements.

      The Acquiring Fund's investment restrictions are identical to the Acquired Fund's investment restrictions, as set forth in its Statement of Additional Information, except that the Acquired Fund may not, as a non-fundamental policy, lend portfolio securities in an amount greater than 5% of its total assets. Investment restrictions of each Fund that are fundamental policies may not be changed without the approval of Fund shareholders. Investors should refer to the respective Statements of Additional Information of the Acquiring Fund and the Acquired Fund for a fuller description of each Fund's investment policies and restrictions.

Portfolio Turnover

      The average annual portfolio turnover rate for the Acquiring Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended September 30, 1999 (i.e., prior to the creation of Class S Shares) was 17.4%. The average annual portfolio turnover rate for the Acquired Fund for the fiscal year August 31, 1999 was 4.4%.

Performance

      The following table compares the investment performance of each Fund, and may provide some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year and how the Fund's average annual return for the periods indicated compare with those of a broad measure of market performance. Neither Fund's past performance is an indication of how the Fund will perform in the future.

                           Average Annual Total Return
                    For the Periods Ending December 31, 1999

--------------------------------------------------------------------------------

                      Acquiring Fund+   Acquired Fund     Benchmark Index***
                      ---------------   -------------     ------------------
--------------------------------------------------------------------------------
     Past year            (3.53%)           3.69%               21.26%
--------------------------------------------------------------------------------
  Since Inception*         6.74%             N/A                12.71%
  (Acquiring Fund)

--------------------------------------------------------------------------------
 Since Inception**          N/A             9.13%               14.71%
  (Acquired Fund)

--------------------------------------------------------------------------------

+ Class S Shares were not offered during the periods covered. Performance shown is for shares of the Acquiring Fund existing during the periods covered.

* The inception date for the Acquiring Fund is February 1, 1997.

** The inception date for the Acquired Fund is August 12, 1996. The Benchmark Index comparison for the Acquired Fund is from August 31,1996.

*** Each Fund's benchmark index is the Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

      Total return for Acquiring Fund would have been lower for the period since inception if the Investment Manager had not maintained expenses. Total Return for Acquired Fund would have been lower for both periods if the Investment Manager had not maintained expenses.

      For management's discussion of the Acquiring Fund's performance for the fiscal year ended September 30, 1999 prior to the creation of Class S Shares, see Exhibit B attached hereto.

Investment Manager; Fees and Expenses

      Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by the Fund's Trustees. Shareholders pay no direct charges or fees for investment management or other services. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

      The Investment Manager receives a fee for its services on behalf of the Acquiring Fund pursuant to its investment management agreement with the Acquiring Fund. The investment management agreement provides that the fee payable by the Acquiring Fund is calculated using a formula based in part on the combined net assets of all AARP Funds, except for the two series of AARP Managed Investment Portfolios Trust. The base fee rate decreases as the net assets of the AARP Investment Program increase. The Acquiring Fund currently pays the Investment Manager a fee at an annual rate of 0.83% of average daily net assets. As of September 30, 1999, the Acquiring Fund had total net assets of $65,895,367. For the fiscal year ended September 30, 1999, the Acquiring Fund paid the Investment Manager a fee of 0.83% average daily net assets. By contract, the total annual Fund operating expenses of the Acquiring Fund are maintained at no more than 1.75% of average daily net assets until January 31, 2001.

      On or prior to the Closing of the Reorganization, the Acquiring Fund's investment management agreement will be amended to replace the base fee rate and individual fund fee rate calculations described above with a graduated fee rate for the Acquiring Fund that will be equal to an annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% of the next $500 million, and 0.65% on average daily net assets in excess of $1 billion. All other material terms of the current investment management agreement will remain unchanged. Each of the effectiveness of the new investment management agreement for the Acquiring Fund and the Closing is contingent upon the other. As stated below, it is anticipated that the total expense ratio of the Acquiring Fund following the Reorganization will be lower than the Acquired Fund's current total expense ratio.

      The Investment Manager pays a portion of its management fee from the Acquiring Fund to AARP Financial Services Corporation ("AFSC") in return for advice and other services relating to AARP Fund investment by AARP members. The fee paid to AFSC is calculated on a daily basis as a percentage of the combined net assets of all AARP Funds, except for the two series of AARP Managed Investment Portfolios Trust, and decreases with the size of the AARP Investment Program. The fee rate is 0.07% for the first $6 billion, 0.06% for the next $10 billion and 0.05% thereafter.

      The Investment Manager receives a fee for its services on behalf of the Acquired Fund pursuant to its investment management agreement with the Acquired Fund. For these services, the Acquired Fund pays the Investment Manager a fee at an annual rate of 0.75% of average daily net assets. As of August 31, 1999, the Acquired Fund had total net assets of $78,316,451. For the fiscal year ended August 31, 1999, the Acquired Fund paid the Investment Manager a fee of 0.75% of average daily net assets.

Administrative Fee

      On or prior to the Closing, the Acquiring Fund will have entered into an administrative services agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund (other than those provided by Scudder Kemper under its investment management agreement with the Fund, as described above) in exchange for the payment by the Acquiring Fund of an administrative services fee (the "Administrative Fee") of 0.45% of average daily net assets. One effect of this arrangement is to make the Acquiring Fund's future expense ratio more predictable. The details of the proposal (including expenses that are not covered) are set out below.

      Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Acquiring Fund pursuant to separate agreements with the Fund, subject to oversight and approval by the Acquiring Trust's trustees. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Acquiring Fund and maintains its accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Acquiring Fund. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Acquiring Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Acquiring Fund and provides other audit, tax, and related services. Dechert Price & Rhoads acts as general counsel for the Acquiring Fund. In addition to the fees it pays under its current investment management agreement with Scudder Kemper, the Acquiring Fund pays the fees and expenses associated with these service arrangements, as well as the Acquiring Fund's insurance, registration, printing, postage and other costs.

      Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services that it currently provides to the Acquiring Fund, as described above, under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Acquiring Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. In return, the Acquiring Fund will pay Scudder Kemper the Administrative Fee.

      The proposed Administration Agreement will have an initial term of three years, subject to earlier termination by the Acquiring Trust's trustees. The fee payable by the Acquiring Fund to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from the Acquiring Fund's custodian for cash balances.

      Certain expenses of the Acquiring Fund would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Acquiring Fund would continue to pay the fees required by its investment management agreement with Scudder Kemper.

Comparison of Expenses

      The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Acquiring Fund, and comparing these with the expenses of the Acquired Fund. As indicated below, it is expected that the total expense ratio of the Acquiring Fund following the Reorganization will be substantially lower than the current expense ratio of the Acquired Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended October 31, 1999 and on a pro forma basis as of that date and for the period then ended, giving effect to the Reorganization. Information in the tables and examples relating to the Acquiring Fund relates to the Acquiring Fund as a whole prior to the creation of the Class S Shares. Pro Forma information in the tables and examples relates to the Class S Shares and the AARP Shares class of the Acquiring Fund.

                        Shareholder Transaction Expenses

------------------------------------------------------------------------------
                                                               Pro Forma
                            Acquiring Fund   Acquired Fund     (Combined)
------------------------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a percentage        None            None              None
of offering price)
------------------------------------------------------------------------------
Maximum deferred sales
charge (load) (as a
percentage of purchase
price or redemption               None            None              None
proceeds)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Maximum deferred sales
charge (load) imposed on
reinvested dividends              None            None              None
------------------------------------------------------------------------------
Redemption fee (as a
percentage of amount
redeemed, if applicable)+         None           1.00%              None

------------------------------------------------------------------------------

                   Annual Fund Operating Expenses (Unaudited)

-------------------------------------------------------------------------------
                                                               Pro Forma*
                            Acquiring Fund  Acquired Fund      (Combined)
-------------------------------------------------------------------------------
Management fees                 0.83%           0.75%          0.75%

-------------------------------------------------------------------------------
Distribution and/or
service                          None            None           None
(12b-1) fees

-------------------------------------------------------------------------------
Other expenses                  0.88%           0.89%          0.45%

-------------------------------------------------------------------------------
Total annual Fund
operating expenses              1.71%           1.64%          1.20%

-------------------------------------------------------------------------------

+ There is a $5 wire service fee for receiving redemption proceeds via wire.

* Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

      In evaluating the Proposals, the Independent Trustees focused their consideration on the Acquiring Fund's and the Acquired Fund's estimated expense ratios calculated utilizing Fund net assets at December 31, 1999 (rather than average daily net assets for a full year, as used in the table above), the number of shareholder accounts at that date, and other relevant factors. This calculation resulted in an estimated expense ratio of 1.70% for the Acquiring Fund and 1.68% for the Acquired Fund.

                              Examples (Unaudited)

      Based on the costs above, the following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

------------------------------------------------------------------
                                                   Pro Forma
Year          Acquiring Fund   Acquired Fund     (Combined)**
----          --------------   -------------      --------
------------------------------------------------------------------
1st              $  174          $  167          $  122
------------------------------------------------------------------
3rd              $  539          $  517          $  381
------------------------------------------------------------------
5th              $  928          $  892          $  660
------------------------------------------------------------------
10th             $2,019          $1,944          $1,455
------------------------------------------------------------------

** Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

Financial Highlights

      The financial highlights table for the Acquiring Fund prior to the creation of the Class S Shares, which is intended to help you understand the Acquiring Fund's financial performance since its inception on February 1, 1997 is included in the Acquiring Fund's prospectus dated February 1, 2000, which is included herewith and incorporated herein by reference.

Distribution of Shares

      Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of each Fund. SIS charges no direct fees in connection with the distribution of shares of the Funds. Following the Reorganization, Acquiring Fund shareholders will continue to be able to purchase shares of the funds in the Scudder Family of Funds on a no-load basis.

Purchase, Redemption and Exchange Information

      The purchase, redemption and exchange procedures and privileges of the Acquired Fund are identical to those that will be in place for the Class S Shares.

Dividends and other Distributions

      Each Fund intends to distribute dividends from its net investment income and any net realized capital gains after utilization of capital loss carryfowards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made if necessary. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

      If the Plan is approved by the Acquired Fund's shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

Tax Consequences

      As a condition to the Reorganization, the Acquiring Fund and the Acquired Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Consequences."

II.   PRINCIPAL RISK FACTORS

      Because of their similar investment objectives, policies and strategies, the principal risks presented by the Acquiring Fund are similar to those presented by the Acquired Fund. The main risks applicable to the each Fund include, among others, management risk and market risk. Management risk refers to the fact that securities selected by Scudder Kemper on behalf of each Fund might not perform as well as the securities held by other mutual funds with investment objectives similar to those of the Funds. Market risk refers to the impact of the general performance of stock markets -- in this case, the small company portion of the U.S. market -- on each Fund's performance. When small company stock prices fall, the value of an investment in each Fund will fall as well. Small company stocks tend to be more volatile than stocks of larger companies, partly because small companies tend to have limited product lines and to be more vulnerable to competitive challenges and bad economic news. Securities of small companies are often thinly traded and could be harder to value or sell at a fair price. Stock prices can also be hurt by poor management or other business risks. The Acquiring Fund's attempts to manage downside risk may reduce its performance in a strong market.

      For a further discussion of the investment techniques and risk factors applicable to the Acquired Fund and the Acquiring Fund, see the "Investment Objectives, Policies and Restrictions of the Funds" above, and the Prospectuses and Statements of Additional Information for the Funds, which are incorporated by reference herein.

III.  THE PROPOSED TRANSACTION

Description of the Plan

      As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional Class S Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the Valuation Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. The Acquired Fund will distribute the Class S Shares received in the exchange to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be abolished as a series of the Acquired Trust.

      Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional Class S Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Acquired Fund immediately as of the close of business on the Valuation Date. Such shares will be held in an account with the Acquiring Trust identical in all material respects to the account currently maintained by the Acquired Trust for such shareholder, except as noted above. In the interest of economy and convenience, Class S Shares issued to the Acquired Fund's shareholders will be in uncertificated form.

      Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund's transfer agent of a redemption request in proper form. Redemption requests received by the transfer agent after the Closing will be treated as requests received for the redemption of Class S Shares received by the shareholder in connection with the Reorganization.

      The obligations of each Trust on behalf of each of the Acquired Fund and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of either Trust, notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund's shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

      Each Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $74,752 for the Acquiring Fund and $48,724 for the Acquired Fund (approximately $0.0228 and $0.0117 per share, respectively, based on December 31, 1999 net assets for each Fund).

Board Approval of the Proposed Transaction

      Scudder Kemper first proposed the Reorganization to the Independent Trustees of the Acquired Fund at a meeting held on October 5, 1999. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by Scudder Kemper to restructure many of the mutual funds advised by it that are currently offered to retail investors, see "Synopsis - Background of the Reorganization" above. This initiative includes four major components:

      (i) The combination of funds with similar investment objectives and policies, including in particular the combination of the AARP Funds with similar Scudder Funds currently offered to the general public;

      (ii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

      (iii) The implementation of an administration agreement for each fund, covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

      (iv) The consolidation of the separate boards currently responsible for overseeing several groups of no-load funds managed by Scudder Kemper into a single board.

      The Independent Trustees of the Acquired Fund reviewed the potential implications of these proposals for the Acquired Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the October 5 meeting, the Independent Trustees met in person or by telephone on seven occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper. On a number of occasions, these meetings included representatives of the independent trustees or directors of other funds affected by these proposals. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals, many of which were accepted.

      Following the conclusion of this process, the Independent Trustees of the Acquired Fund, the independent trustees/directors of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

      On February 7, 2000, the Board of the Acquired Fund, including the Independent Trustees of the Acquired Fund, approved the terms of the Reorganization and certain related proposals. At the February 7, 2000 meeting, the Independent Trustees also agreed to recommend that the Reorganization be approved by the Acquired Fund's shareholders.

      In determining to recommend that the shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Acquired Fund and the estimated operating expenses of the Acquiring Fund, and between the estimated operating expenses of the Acquiring Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Acquired Fund's and the Acquiring Fund's investment objectives, policies, restrictions and portfolios; (d) the agreement by Scudder Kemper to provide services to the Acquiring Fund for a fixed fee rate under the Administration Agreement with an initial three year term; (e) the service features available to shareholders of the Acquired Fund and the Acquiring Fund; (f) the costs to be borne by the Acquired Fund, the Acquiring Fund and Scudder Kemper as a result of the Reorganization; (g) prospects for the Acquiring Fund to attract additional assets; (h) the tax consequences of the Reorganization on the Acquired Fund, the Acquiring Fund and their respective shareholders; and
(i) the investment performance of the Acquired Fund and the Acquiring Fund.

      The Trustees also gave extensive consideration to possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of the Acquiring Fund, as proposed to be revised upon completion of the Reorganization. In particular, the Trustees considered the benefits to shareholders resulting from locking in the rate of the Acquiring Fund's Administrative Fee for an initial three-year period. Because the Acquiring Fund will pay only its stated Administrative Fee rate for such services and expenses regardless of changes in actual costs, the Acquiring Fund's shareholders will be protected from increases in the Acquiring Fund's expense ratio attributable to increases in such actual costs. The Board also considered the protection this would afford shareholders if the Acquiring Fund's net assets declined as a result of market fluctuations or net redemptions.

      The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Acquired Fund. As noted above under "Comparison of Expenses," the pro forma expense ratio (reflecting the Administrative Fee) for the combined Fund following the Reorganization is substantially lower than the current expense ratio for the Acquired Fund. The Board also considered that the Reorganization would permit the shareholders of the Acquired Fund to pursue substantially similar investment goals in a larger fund.

      Finally, the Trustees concluded that the shareholders of the Acquired Fund would be better served by having their interests represented by a single board of trustees with responsibility for overseeing substantially all of the funds to be marketed as a "family of funds" through Scudder's no-load distribution channels. Accordingly, the Trustees agreed to recommend the election of a new consolidated board comprised of representatives of each of the various boards currently serving as Trustees of these funds.

      Based on all of the foregoing, the Board concluded that the Acquired Fund's participation in the Reorganization would be in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund's shareholders. The Board of Trustees, including the Independent Trustees, recommends that shareholders of the Acquired Fund approve the Reorganization.

Description of the Securities to be Issued

      The Acquiring Fund is a series of the Acquiring Trust, a Massachusetts business trust established under a Declaration of Trust dated June 8, 1984, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Acquiring Trust are authorized to divide the Acquiring Trust's shares into separate series. The Acquiring Fund is one of seven series of the Acquiring Trust that the Board has created to date. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The Trustees of the Acquiring Trust have authorized the division of the Acquiring Fund into two classes, Class S Shares and AARP Shares. It is anticipated that this division will occur prior to the Closing and that shares of the Acquiring Fund existing at that time will be redesignated as AARP Shares of the Acquiring Fund. If AARP Shares are not created prior to the Closing, then the Reorganization will not be consummated. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

      Each share of each class of the Acquiring Fund represents an interest in the Acquiring Fund that is equal to and proportionate with each other share of that class of the Acquiring Fund. Acquiring Fund shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) held on matters on which they are entitled to vote. The Acquiring Trust is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. In the event that shareholders of the Acquiring Trust wish to communicate with other shareholders concerning the removal of any Trustee, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in Section 16(c) of the 1940 Act as if Section 16(c) were applicable.

      In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

Federal Income Tax Consequences

      The Reorganization is conditioned upon the receipt by the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Class S Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the

Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Class S Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the Class S Shares to the Acquired Fund shareholders in exchange for their Class S Shares; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Class S Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the Class S Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Class S Shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and
(viii) the holding period of Class S Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

      After the Closing, the Acquiring Fund may dispose of certain securities received by it from the Acquired Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

      While the Acquired Trust is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Capitalization

      The following table shows on an unaudited basis the capitalization of each Fund as of October 31, 1999 (i.e., prior to the creation of Class S Shares), and on a pro forma basis as of that date giving effect to the Reorganization:

------------------------------------------------------------------------------------------
                            AARP
                        Small Company     Micro Cap        Pro Forma        Pro Forma
                         Stock Fund          Fund         Adjustments      Combined(1)
------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------
AARP Shares               $61,451,119                     (74,752)(3)     $ 61,376,367
------------------------------------------------------------------------------------------
Class S Shares                           $69,646,503      (48,724)(4)     $ 69,597,779
                                                                          ------------
------------------------------------------------------------------------------------------
Total Net Assets                                                          $130,974,146(2)
                                                                          ------------
------------------------------------------------------------------------------------------
Shares Outstanding
------------------------------------------------------------------------------------------
AARP Shares                 3,565,060                                        3,565,060
------------------------------------------------------------------------------------------
Class S Shares                             4,852,435     (810,752)           4,041,683
------------------------------------------------------------------------------------------
Net Asset Value per
Share
------------------------------------------------------------------------------------------
AARP Shares                 $   17.24                                     $      17.22
------------------------------------------------------------------------------------------
Class S Shares                             $   14.35                      $      17.22
------------------------------------------------------------------------------------------

(1) Assumes the Reorganization had been consummated on October 31, 1999, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(2) Pro forma combined net assets do not reflect expense reductions that would result from the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund.

(3) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Acquiring Fund.

(4) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Acquired Fund.

        The Board of Trustees of Scudder Securities Trust recommends that the shareholders of Scudder Micro Cap Fund vote in favor of this Proposal 2.

             PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION
                           OF INDEPENDENT ACCOUNTANTS

      The Board of the Acquired Trust, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of the Acquired Fund for the Acquired Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

        The Board of Trustees of Scudder Securities Trust recommends that the shareholders of Scudder Micro Cap Fund vote in favor of this Proposal 3.

                             ADDITIONAL INFORMATION

Information about the Funds

      Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling 1-800-225-2470.

      The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about each of the Funds with the Securities and Exchange Commission. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL, 60661-2511; Central Regional Office, 1801 California Street, Suite 4800,

Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statements of Additional Information for the Acquiring Trust and the Acquired Trust, materials that are incorporated by reference into the prospectuses and Statements of Additional Information, and other information about the Acquiring Trust, the Acquired Trust and the Funds.

Interests of Certain Persons

      The Investment Manager has a financial interest in the Reorganization, arising from the fact that its fee under its investment management agreement with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases. The amount of those assets will increase by virtue of the Reorganization. See "Synopsis - Fees and Expenses."

General

      Proxy Solicitation. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. In addition to solicitation by mail, certain officers and representatives of the Acquired Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

      This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter. Any Acquired Fund shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Acquired Fund, c/o Scudder Kemper Investments, Inc., at the address for the Acquired Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

      The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Acquired Trust (for a trust-wide vote) or the Acquired Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Trust's (for a trust-wide vote) or the Acquired Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

      Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Acquired Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Acquired Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1 and will have the effect of a "no" vote on Proposals 2 and 3.

      Holders of record of the shares of the Acquired Fund at the close of business on April 17, 2000 (the "Record Date") will be entitled to one vote per share on all business of the Meeting. As of [date], there were ____________ shares of the Acquired Fund outstanding.

      As of [date], the officers and Trustees of the Acquiring Trust as a group owned beneficially [less than 1%][___%] of the outstanding shares of the Acquiring Fund. [Appendix 2 hereto sets forth the beneficial owners of at least 5% of each Fund's shares.] To the best of each Trust's knowledge, as of _______________, no person owned beneficially more than 5% of either Fund's outstanding shares[, except as stated on Appendix 2.]

      Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $11,359. As the Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-603-1915. Any proxy given by a shareholder is revocable until voted at the Meeting.

      Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

      Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

      Other Matters to Come Before the Meeting. No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the Acquired Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


By Order of the Board,



[signature]
John Millette
Secretary

                               INDEX OF EXHIBITS


EXHIBIT A:  AGREEMENT AND PLAN OF REORGANIZATION
EXHIBIT B:  MANAGEMENT'S DISCUSSION OF THE ACQUIRING FUND'S PERFORMANCE FOR ITS
            MOST RECENT FISCAL YEAR.

EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ________, 2000, by and between AARP Growth Trust (the "Acquiring Trust"), a Massachusetts business trust, on behalf of AARP Small Company Stock Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and Scudder Securities Trust (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of Scudder Micro Cap Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust. The principal place of business of each Trust is Two International Place, Boston, Massachusetts 02110-4103

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest ($.01 par value per share) of the Class S Shares class of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and
(ii) to assume all of the liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

      1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1.

      1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

      1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

      1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

      1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.    VALUATION

      2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (such time and date being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

      2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

      2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

      2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.    CLOSING AND CLOSING DATE

      3.1. The Closing of the transactions contemplated by this Agreement shall be July 17, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m.., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square - South, Boston, MA 02109, or at such other place and time as the parties may agree.

      3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

      3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

      3.4. Scudder Service Corp. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

      3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

      4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result, in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended

August 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since August 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired
Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

      4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result, in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended September 30, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since September 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund).

      (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include
(i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and
(b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

      5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

      5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 13, 2000.

      5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

      5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

      5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

      5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

      5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and
(ii) assume the liabilities from the Acquired Fund.

      5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

      5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Acquired Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

      6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

      6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Fund's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

      6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

      6.5 The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper"), each in a form reasonably satisfactory to the Acquired Fund.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      7.1. All representations and warranties of the Acquired Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

      7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

      7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

      7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Trust has been duly formed and is an existing business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

      7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

      7.6 The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

      8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Trust and the Acquired Trust, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the Acquiring Fund shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Fund and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.    INDEMNIFICATION

      9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.   FEES AND EXPENSES

      10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

      10.2. Each Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $74,752 for the Acquiring Fund and $48,724 for the Acquired Fund (approximately $0.0228 and $0.0117 per share, respectively, based on December 31, 1999 net assets for each Fund). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. The Acquired Fund shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.   TERMINATION

      12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 17, 2000, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603,
Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Sheldon A. Jones, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.   HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

      15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      15.4. References in this Agreement to the Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the applicable Fund, as provided in each Trust's Declaration of Trust.

      Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Acquiring Trust or the Acquired Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

      15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Massachusetts, without regard to its principles of conflicts of laws.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                             SCUDDER SECURITIES TRUST
                                    on behalf of Scudder Micro Cap Fund

______________________________
Secretary

                                    ______________________________
                                    By:___________________________
                                    Its:__________________________


Attest:                             AARP GROWTH TRUST
                                    on behalf of AARP Small Company Stock Fund

______________________________
Secretary
                                    ______________________________
                                    By:___________________________
                                    Its:__________________________


AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO

SCUDDER KEMPER INVESTMENTS, INC.

______________________________
By:___________________________
Its:__________________________

EXHIBIT B

AARP SMALL COMPANY STOCK FUND
ANNUAL REPORT
SEPTEMBER 1999

AARP SMALL COMPANY STOCK FUND
-----------------------------
FUND PERFORMANCE

     Large-cap technology stocks dominated the market averages during most of AARP Small Company Stock Fund's fiscal year. Over the 12-month period ended September 30, 1999, the fund posted a 5.70% total return, compared with the 19.07% return of the fund's benchmark, the Russell 2000 Index. Since its inception on February 1, 1997, the fund's average annual return was 7.13%, compared with the 6.98% return of the Russell 2000 Index.

     The fund trailed the performance of its benchmark during its most recent fiscal year for two related reasons: first, because of the fund's continued emphasis on stocks with stronger value characteristics, e.g., lower price/earnings (P/E) or price/book (P/B) ratios. The fund's typical holding has a P/E of 12x compared with 21x for the Index. Though small-cap value stocks recovered some ground during the second quarter, this sector had lower overall returns than small-cap growth stocks in this environment. Second, technology and communications stocks drove the performance of the Russell 2000 Index during the period, and the fund's portfolio was underweighted in these sectors because of our valuation discipline. Under this discipline, which we believe will lead to strong performance over the long term, the fund is precluded from owning many technology and communications stocks that are posting negative earnings despite recent strong performance.

     Beyond technology and communications, the fund benefitted from a significant underweighting in the financial sector. Here our valuation analysis correctly anticipated the weak performance of finance stocks overall. In addition, our holdings in the energy and consumer discretionary sectors outperformed those in the index, contributing positively to the fund's return. Nevertheless, these positive contributions were insufficient to offset the shortfall in technology and communications.

--------------------------------------------------------------------------------
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased. The adviser has agreed to maintain expenses until 1/31/00. If the adviser had not maintained expenses, total returns would have been lower.

*  The fund commenced operations on February 1, 1997.

THE FUND'S INVESTMENT STRATEGY

     The fund is managed using a set of investment disciplines designed to add value over the long term. We recognize that this approach will at times be out of favor with current market trends. However, we resist the temptation to react to short-term events when we believe the trends are not supported by underlying company fundamentals. We believe that a consistent and disciplined approach balancing valuation and future growth prospects will result in better returns over the long term. Furthermore, our strategy does not focus on picking a few big winners or sectors, but on building a portfolio with attractive overall characteristics, including diversification among more than 150 stocks.

OUTLOOK

     During the first six months of the period, the fund's valuation discipline and broad diversification detracted from short-term returns because the largest market gains were heavily concentrated in just a few high-priced stocks. But over the long term, as has been demonstrated in the past, we expect the fund's diversified portfolio of attractively valued stocks to enhance performance and reduce risk. We consider the recent outperformance of large-cap growth stocks to be an aberration, and expect that in the future the fund will benefit from broader market participation in the growing U.S. economy. We believe small-cap stocks remain an important component of a properly diversified investment portfolio, offering attractive return potential over the long term.

       -------------------------

             TOTAL RETURN
       As of September 30, 1999

              CUMULATIVE

                FUND     INDEX+

      -------------------------
      1 yr.     5.70%    19.07%

      Life of
      Fund*    20.09%    19.67%

           AVERAGE ANNUAL

                FUND    INDEX+

      -------------------------

      1 yr.     5.70%   19.07%

      Life of
      Fund*     7.13%    6.98%

--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Semiannual Periods from February 1, 1997*
                       to September 30, 1999

CHART DATA:

                      AARP SMALL COMPANY          RUSSELL 2000
                         STOCK FUND                  INDEX+

         ---------------------------------------------------------
         2/1/97*           10000                     10000
         3/97              9940                      9297
         9/97              13353                     12413
         3/98              14387                     13202
         9/98              11362                     10050
         3/99              10989                     11055
         9/99              12009                     11967

                                   APPENDIX 1

FUND SHARES OWNED BY NOMINEES AND TRUSTEES

         Many of the Nominees and Trustees own shares of the series of the Acquired Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for the Acquired Trust's President and each Nominee and Trustee, the number of shares owned in each series of the Acquired Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Acquired
Trust by its President and each Nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. [Each Nominee's and Trustee's individual shareholdings of any series of the Acquired Trust constitute less than 1% of the shares outstanding of such fund.] [As a group, the Trustees and officers own less than 1% of the shares of any series of the Acquired Trust.]

-------------------------------------------------------------------------------------------------------------------------------
                                                 SCUDDER                                 SCUDDER
                                   SCUDDER      FINANCIAL      SCUDDER      SCUDDER       SMALL       SCUDDER      SCUDDER 21ST
                                 DEVELOPMENT     SERVICES      HEALTH      MICRO CAP     COMPANY     TECHNOLOGY      CENTURY
                                    FUND          FUND        CARE FUND      FUND       VALUE FUND      FUND        GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.(1)
-------------------------------------------------------------------------------------------------------------------------------
Sheryle J. Bolton(2)
-------------------------------------------------------------------------------------------------------------------------------
Nicholas Bratt(3)
-------------------------------------------------------------------------------------------------------------------------------
William T. Burgin(4)
-------------------------------------------------------------------------------------------------------------------------------
Linda C. Coughlin(5)
-------------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll(6)
-------------------------------------------------------------------------------------------------------------------------------
Edgar R. Fiedler(7)
-------------------------------------------------------------------------------------------------------------------------------
Keith R. Fox(8)
-------------------------------------------------------------------------------------------------------------------------------
William H. Luers(9)
-------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Quirk(10)
-------------------------------------------------------------------------------------------------------------------------------
Joan Edelman Spero(11)
-------------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg(12)
-------------------------------------------------------------------------------------------------------------------------------
Jean C. Tempel(13)
-------------------------------------------------------------------------------------------------------------------------------
Steven Zaleznick(14)
-------------------------------------------------------------------------------------------------------------------------------
[All Trustees and Officers
as a Group]
-------------------------------------------------------------------------------------------------------------------------------

(1) As of January 31, 2000, Mr. Becton's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(2) As of January 31, 2000, Ms. Bolton's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(3) As of January 31, 2000, Mr. Bratt's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(4) As of January 31, 2000, Mr. Burgin's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(5) As of January 31, 2000, Ms. Coughlin's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(6) As of January 31, 2000, Ms. Driscoll's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(7) As of January 31, 2000, Mr. Fiedler's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(8) As of January 31, 2000, Mr. Fox's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(9) As of January 31, 2000, Mr. Luers's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(10) As of January 31, 2000, Ms. Quirk's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(11) As of January 31, 2000, Ms. Spero's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(12) As of January 31, 2000, Ms. Stromberg's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(13) As of January 31, 2000, Ms. Tempel's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(14) As of January 31, 2000, Mr. Zaleznick's total aggregate holdings in each series of the Acquired Fund listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

                                  APPENDIX 2

                    BENEFICIAL OWNERSHIP OF FUND SHARES

This proxy statement/prospectus is accompanied by the Acquiring Fund's prospectus dated February 1, 2000, which was previously filed with the Commission via EDGAR on February 1, 2000 (File No. 2-91578) and is incorporated by reference herein.

                                     PART B

                                AARP GROWTH TRUST

--------------------------------------------------------------------------------
                       Statement of Additional Information
                                     [date]
--------------------------------------------------------------------------------

Acquisition of the Assets of Scudder         By and in Exchange for Shares of
Micro Cap Fund (the "Acquired Fund"),        AARP Small Company Stock Fund
a series of Scudder Securities Trust         (the "Acquiring Fund"), a series
Two International Place                      of AARP Growth Trust (the
Boston, MA 02110-4103                        "Acquiring Trust")
                                             Two International Place
                                             Boston, MA 02110-4103

This Statement of Additional Information is available to the shareholders of the Acquired Fund in connection with a proposed transaction whereby the Acquiring Fund will acquire all or substantially all of the assets and all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund (the "Reorganization").

This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. The Acquiring Fund's statement of additional information dated February 1, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on February 1, 2000 (File No. 2-91578) and is incorporated by reference herein.

2. The Acquiring Fund's annual report to shareholders for the fiscal year ended September 30, 1999, which was previously filed with the Commission via EDGAR on December 3, 1999 (File No. 811-04048) and is incorporated by reference herein.

3. The Acquired Fund's prospectus dated January 1, 2000, which was previously filed with the Commission via EDGAR on December 23, 1999 (File No. 2-36238) and is incorporated by reference herein.

4. The Acquired Fund's statement of additional information dated January 1, 2000, which was previously filed with the Commission via EDGAR on December 23, 1999 (File No. 2-36238) and is incorporated by reference herein.

5. The Acquired Fund's annual report to shareholders for the fiscal year ended August 31, 1999, which was previously filed with the Commission via EDGAR on October 26, 1999 (File No. 811-02021) and is incorporated by reference herein.

6. The financial statements and schedules of the Acquiring Fund and the Acquired Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated ____________________ relating to the Reorganization may be obtained by writing the Acquired Fund at Two International Place, Boston, MA 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-225-2470. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF OCTOBER  31, 1999 (UNAUDITED)

                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.1%
-------------------------------------
Repurchase Agreement with State Street    1,279,000         1,441,000      2,720,000       1,279,000      1,441,000      2,720,000
Bank and Trust Company, 5.200%,
11/1/1999
                                                                                    ================================================
REPURCHASE AGREEMENTS TOTAL                                                                1,279,000      1,441,000      2,720,000
                                                                                    ================================================
REPURCHASE AGREEMENTS (COST OF
   $1,279,000 $1,441,000 AND
   $2,720,000 RESPECTIVELY)

CONVERTIBLE PREFERRED STOCKS 0.1%
-------------------------------------

Service Industries

Miscellaneous Consumer Services
   TEAM America Corp.                                          18,800         18,800                        122,200        122,200

                                                                                    ================================================
CONVERTIBLE PREFERRED STOCKS TOTAL                                                                          122,200        122,200
                                                                                    ================================================
CONVERTIBLE PREFERRED STOCKS (COST OF $0
   $90,346 AND $90,346 RESPECTIVELY)

COMMON STOCKS 97.8%
-------------------------------------

CONSUMER DISCRETIONARY 15.1%

Apparel & Shoes 2.7%
   Brown Shoe Company, Inc.                  20,000                           20,000         356,250                       356,250
   Cache, Inc.                                                 49,300         49,300                        271,150        271,150
   Candie's Inc.                                               57,900         57,900                         83,231         83,231
   Genesco Inc.                              70,300                           70,300         931,475                       931,475
   G-III Apparel Group, Ltd.                                   76,600         76,600                        232,194        232,194
   Hampshire Group, Ltd.                                       29,900         29,900                        239,200        239,200
   Kellwood Company                          18,300                           18,300         323,681                       323,681
   Oxford Industries, Inc.                   17,400                           17,400         374,100                       374,100
   Premiumwear, Inc.                                           70,500         70,500                        387,750        387,750
   Steven Madden, Ltd.                                         10,700         10,700                        131,075        131,075
   Stage Stores, Inc.                        12,600                           12,600          60,638                        60,638
   The Children's Place Retail Stores,        4,000                            4,000         104,250                       104,250
      Inc.
   Timberland Co. "A"                         2,000                            2,000          98,750                        98,750

                                                                                    ------------------------------------------------
                                                                                           2,249,144      1,344,600      3,593,744
                                                                                    ------------------------------------------------

Department & Chain Stores 1.2%
   Ames Department Stores, Inc.              22,300                           22,300         706,631                       706,631
   Drug Emporium, Inc.                                        113,300        113,300                        524,013        524,013
   Duckwall-ALCO Stores, Inc.                                  37,200         37,200                        302,250        302,250
   Goody's Family Clothing, Inc.              7,300                            7,300          73,913                        73,913
                                                                                    ------------------------------------------------
                                                                                             780,544        826,263      1,606,807
                                                                                    ------------------------------------------------

Home Furnishings 0.9%
   Baldwin Piano & Organ Co.                                   17,600         17,600                        145,200        145,200
   Bush Industries, Inc. "A"                  9,400                            9,400         136,888                       136,888
   La-Z-Boy Inc.                             35,400                           35,400         646,050                       646,050
   Mikasa, Inc.                              21,400                           21,400         244,763                       244,763
   Pillowtex Corp.                           16,800                           16,800          56,700                        56,700
                                                                                    ------------------------------------------------
                                                                                           1,084,401        145,200      1,229,601
                                                                                    ------------------------------------------------

                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------
Hotels & Casinos 1.9%
   Buckhead America Corp.                                      52,100         52,100                        296,319        296,319
   Hollywood Park, Inc.                       1,300                            1,300          22,506                        22,506
   Humphrey Hospitality Trust, Inc.                            49,270         49,270                        326,414        326,414
   Isle of Capri Casinos, Inc.                                 70,100         70,100                        832,438        832,438
   Jackpot Enterprises, Inc.                                   52,000         52,000                        455,000        455,000
   John Q. Hammons Hotels, Inc.                                15,000         15,000                         60,000         60,000
   Prime Hospitality Corp.                   24,700                           24,700         192,969                       192,969
   Sonesta International                                       49,000         49,000                        318,500        318,500
      Hotels Corp. "A"                                                              ------------------------------------------------
                                                                                             215,475      2,288,671      2,504,146
                                                                                    ------------------------------------------------

Recreational Products 2.7%
   Allen Organ Co. "B"                                          4,400          4,400                        169,400        169,400
   American Coin Merchandising, Inc.                           11,900         11,900                        35,700          35,700
   CPI Corp.                                 30,400                           30,400         777,100                       777,100
   Coachmen Industries, Inc.                  7,100                            7,100         104,281                       104,281
   Escalade, Inc.                                              30,800         30,800                        477,400        477,400
   Holiday RV Superstores, Inc.                               173,300        173,300                        747,356        747,356
   Rawlings Sporting Goods Co., Inc.                           15,200         15,200                        142,500        142,500
   THQ, Inc.                                 10,200                           10,200         419,475                       419,475
   Thor Industries, Inc.                     29,250                           29,250         738,563                       738,563
                                                                                    ------------------------------------------------
                                                                                           2,039,419      1,572,356      3,611,775
                                                                                    ------------------------------------------------
Restaurants 3.2%
   Applebee's International Inc.             10,500                           10,500         302,531                       302,531
   Avado Brands, Inc.                        26,200                           26,200         147,375                       147,375
   Benihana, Inc. "A"                                          33,800         33,800                        481,650        481,650
   CEC Entertainment Inc.                    17,700                           17,700         567,506                       567,506
   Famous Dave's of America, Inc.                              40,800         40,800                         79,050         79,050
   Garden Fresh Restaurant Corp.                               58,500         58,500                        851,906        851,906
   IHOP Corp.                                23,600                           23,600         426,275                       426,275
   Max & Erma's Restaurants, Inc.                              80,800         80,800                        535,300        535,300
   Rainforest Cafe Inc.                       4,800                            4,800          21,600                        21,600
   Ruby Tuesday, Inc.                        42,400                           42,400         808,250                       808,250
                                                                                    ------------------------------------------------
                                                                                           2,273,537      1,947,906      4,221,443
                                                                                    ------------------------------------------------

Specialty Retail 2.5%
   Brauns Fashions Corp                                        15,000         15,000                        249,375        249,375
   Brookstone, Inc.                                            33,900         33,900                        529,688        529,688
   Friedman's, Inc.,"A"                      33,300                           33,300         199,800                       199,800
   InterTAN, Inc.                                               5,600          5,600                        126,000        126,000
   Pier 1 Imports, Inc.                       7,500                            7,500          44,531                        44,531
   Rag Shops, Inc.                                             84,315         84,315                        163,360        163,360
   Reeds Jewelers, Inc.                                        20,200         20,200                        68,175          68,175
   S & K Famous Brands, Inc.                                   28,400         28,400                        213,000        213,000
   The Finish Line, Inc. "A"                 65,100                           65,100         449,597                       449,597
   Trans World Entertainment Corp.           10,400                           10,400         107,900                       107,900
   United Auto Group, Inc.                    4,000                            4,000          46,750                        46,750


                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------

   Ultimate Electronics, Inc.                                   5,000          5,000                         85,000         85,000
   Wolohan Lumber Co.                                          27,900         27,900                        345,263        345,263
   Wet Seal, Inc. "A"                        22,400                           22,400         313,600                       313,600
   Zale Corp.                                 7,400                            7,400         309,875                       309,875
                                                                                    ------------------------------------------------
                                                                                           1,472,053      1,779,861      3,251,914
                                                                                    ------------------------------------------------
CONSUMER STAPLES 6.2%

Alcohol & Tobacco 0.1%
   Todhunter International, Inc.                               15,600         15,600                        142,350        142,350
                                                                                    ------------------------------------------------

Consumer Electronic & Photographic 1.3%

   Cobra Electronics Corp.                                     85,800         85,800                        353,925        353,925
   Salton, Inc.                              11,200            37,200         48,400         319,200      1,060,200      1,379,400
                                                                                    ------------------------------------------------
                                                                                             319,200      1,414,125     1,733,325
                                                                                    ------------------------------------------------
Farming 0.4%
   AG Services of America, Inc.                                18,700         18,700                        279,331        279,331
   Sylvan, Inc.                                                27,800         27,800                        271,050        271,050
                                                                                    ------------------------------------------------
                                                                                                            550,381        550,381
                                                                                    ------------------------------------------------
Food & Beverage 4.2%
   Celestial Seasonings, Inc.                                  24,600         24,600                        421,275        421,275
   Foodarama Supermarkets, Inc.                                14,100         14,100                        403,613        403,613
   J & J Snack Foods Corp.                                     22,300         22,300                        429,275        429,275
   Michael Foods, Inc.                       26,000                           26,000         663,000                       663,000
   Riviana Foods, Inc.                       29,100                           29,100         545,625                       545,625
   Ruddick Corp.                             18,000                           18,000         307,125                       307,125
   Schultz Sav-O Stores, Inc.                                  33,050         33,050                        487,488        487,488
   Seaway Food Town, Inc.                                      33,150         33,150                        915,769        915,769
   Smithfield Companies, Inc.                                  21,600         21,600                        164,700        164,700
   Suprema Specialties, Inc.                                   98,500         98,500                        775,688        775,688
   Village Super Market, Inc. "A"                              28,100         28,100                        400,425        400,425
                                                                                    ------------------------------------------------
                                                                                           1,515,750      3,998,233      5,513,983
                                                                                    ------------------------------------------------

Package Goods/Cosmetics 0.1%
   Chattem, Inc.                              9,100                            9,100         160,388                       160,388
                                                                                    ------------------------------------------------

Textiles 0.1%
   Dyersburg Corp.                                             49,100         49,100                         12,275         12,275
   Worldtex, Inc.                                              36,000         36,000                         58,500         58,500
                                                                                    ------------------------------------------------
                                                                                                             70,775         70,775
                                                                                    ------------------------------------------------
HEALTH 4.0%

Biotechnology 0.2%
   Synbiotics Corp.                                           124,200        124,200                        310,500        310,500
                                                                                    ------------------------------------------------

Health Industry Services 1.4%
   Air Methods Corp.                                          101,600        101,600                        317,500        317,500
   HPSC, Inc.                                                  55,800         55,800                        571,950        571,950
   Healthcare Services Group, Inc.                             52,050         52,050                        418,027        418,027
   Magellan Health Services, Inc.            19,800                           19,800         120,038                       120,038
   Prime Medical Services, Inc.              30,200                           30,200         298,225                       298,225


                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------

   ProMedCo Management Co.                                     46,800         46,800                         99,450         99,450
                                                                                    ------------------------------------------------
                                                                                             418,263      1,406,927      1,825,190
                                                                                    ------------------------------------------------

Hospital Management 0.2%
   Coventry Health Care, Inc.                13,100                           13,100          75,325                        75,325
   National Home Health Care Corp.                             41,890         41,890                        159,706        159,706

                                                                                    ------------------------------------------------
                                                                                              75,325        159,706         235,031
                                                                                    ------------------------------------------------

Medical Supply & Specialty 2.2%
   Bindley Western Industries, Inc.          49,288                           49,288         619,181                       619,181
   Infu-Tech, Inc.                                             27,300         27,300                         30,713         30,713
   NBTY Inc.                                 32,600                           32,600         262,838                       262,838
   Polymedica Industries, Inc.                                 48,800         48,800                      1,030,900      1,030,900
   Scherer Healthcare, Inc.                                    31,600         31,600                        102,700        102,700
   Span-America Medical Systems, Inc.                          58,400         58,400                        193,450        193,450
   Summit Technology, Inc.                    6,800                            6,800         105,825                       105,825
   Superior Uniform Group, Inc.                                30,500         30,500                        324,063        324,063
   Twinlab Corp.                             18,900                           18,900         153,563                       153,563

                                                                                    ------------------------------------------------
                                                                                           1,141,407      1,681,826      2,823,233
                                                                                    ------------------------------------------------

COMMUNICATIONS   1.1%

Telephone/Communications 1.1%
   Applied Digital Solutions Inc.                              81,600         81,600                        147,900        147,900
   Hector Communications Corp.                                 42,900         42,900                        699,806        699,806
   Pacific Gateway Exchange, Inc.             2,200                            2,200          50,050                        50,050
   Xircom, Inc.                              10,200                           10,200         514,463                       514,463
                                                                                    ------------------------------------------------
                                                                                             564,513        847,706      1,412,219
                                                                                    ------------------------------------------------

FINANCIAL    11.5%

Banks 5.9%
   Alliance Bancorp of New England, Inc.                       37,749         37,749                        377,490        377,490
   Andover Bancorp, Inc.                                       17,000         17,000                        497,250        497,250
   Columbia Banking System, Inc.                               18,522         18,522                        243,101        243,101
   Equitable Federal Savings Bank                                700             700                         12,250         12,250
   First Essex Bancorp                                         15,800         15,800                        248,850        248,850
   First Keystone Financial, Inc.                               6,500          6,500                         73,938         73,938
   First Oak Brook Bancshares, Inc. "A"                        29,400         29,400                        543,900        543,900
   Foothill Independent Bancorp                                16,536         16,536                        198,432        198,432
   Haven Bancorp, Inc.                                         12,200         12,200                        195,200        195,200
   Hingham Institution for Savings                             11,550         11,550                        174,694        174,694
   Jacksonville Bancorp, Inc.                                   3,000          3,000                         43,500         43,500
   Kankakee Bancorp, Inc.                                       4,400          4,400                        102,850        102,850
   Lawrence Savings Bank                                       45,600         45,600                        359,100        359,100
   MFB Corp.                                                    2,400          2,400                         48,000         48,000
   Marion Capital Holdings, Inc.                                7,500          7,500                        138,750        138,750
   Medford Bancorp Inc.                                        23,600         23,600                        418,900        418,900
   Merchants Bancorp, Inc.                                     17,600         17,600                        580,800        580,800


                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------
   NBT Bancorp Inc.                          16,611                           16,611         310,418                       310,418
   NMBT Corp.                                                  17,300         17,300                        429,256        429,256
   New Hampshire Thrift Bancshares, Inc.                        3,600          3,600                         48,600         48,600
   Northrim Bank                                               42,760         42,760                        448,980        448,980
   Parkvale Financial Corp.                                    24,296         24,296                        461,624        461,624
   People's Bancshares, Inc.                                   17,600         17,600                        314,600        314,600
   Pinnacle Bancshares, Inc.                                   25,000         25,000                        234,375        234,375
   Progress Financial Corp.                                    18,174         18,174                        240,811        240,811
   Southwest Bancorp, Inc.                                      7,800          7,800                        173,550        173,550
   Union Bankshares Ltd.                                       26,000         26,000                        425,750        425,750
   Winton Financial Corp.                                      30,300         30,300                        397,688        397,688
                                                                                    ------------------------------------------------
                                                                                             310,418      7,432,239      7,742,657
                                                                                    ------------------------------------------------

Insurance 4.1%
   ACMAT Corp. "A"                                             28,200         28,200                        260,850        260,850
   American Annuity Group, Inc.               9,200                            9,200         165,008                       165,008
   Atlantic American Corp.                                     71,600         71,600                        187,950        187,950
   Cotton States Life Insurance                                45,525         45,525                        423,952        423,952
   Fidelity National Financial, Inc.         24,770                           24,770         388,579                       388,579
   Harleysville Group, Inc.                  33,800                           33,800         576,713                       576,713
   Hilb, Rogal & Hamilton Co.                43,000                           43,000       1,077,688                     1,077,688
   Investors Title Co.                                         24,100         24,100                        379,575        379,575
   Kansas City Life Insurance Co.             6,400                            6,400         248,800                       248,800
   RLI Corp.                                 19,375                           19,375         645,430                       645,430
   Security National Financial Corp. "A"                       77,175         77,175                        255,642        255,642
   Selective Insurance Group, Inc.           18,800                           18,800         351,325                       351,325
   Siebels Bruce Group, Inc.                                   39,300         39,300                         85,969         85,969
   Standard Management Corp.                                   66,100         66,100                        396,600        396,600
                                                                                    ------------------------------------------------
                                                                                           3,453,543      1,990,538      5,444,081
                                                                                    ------------------------------------------------

Business Finance 0.2%
   KBK Capital Corp.                                           50,200         50,200                        251,000        251,000
                                                                                    ------------------------------------------------

Other Financial Companies 1.1%
   Advanta Corp. "A"                          3,500                            3,500          62,344                        62,344
   Bay View Capital Corp.                    36,200                           36,200         502,275                       502,275
   First Cash, Inc.                                            65,900         65,900                        617,813        617,813
   Resource America, Inc. "A"                28,900                           28,900         209,525                       209,525

                                                                                    ------------------------------------------------
                                                                                             774,144        617,813      1,391,957
                                                                                    ------------------------------------------------
Real Estate 0.2%

AMREP Corp.                                                    65,600         65,600                        311,600        311,600
                                                                                    ------------------------------------------------

MEDIA  1.7%

Advertising 0.5%
   Grey Advertising, Inc.                     1,910                            1,910         689,510                       689,510

Broadcasting & Entertainment   0.6%
   Todd-AO Corp. "A"                                           35,800         35,800                        532,525        532,525


                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------

   Unapix Entertainment, Inc.                                 129,600        129,600                        243,000        243,000

                                                                                    ------------------------------------------------
                                                                                                            775,525        775,525
                                                                                    ------------------------------------------------
Print Media 0.6%
   Advanced Marketing Services, Inc.                           43,450         43,450                        841,844        841,844
                                                                                    ------------------------------------------------

SERVICE INDUSTRIES    6.7%

Edp Services 0.3%
   Computer Horizons Corp.                    3,300                            3,300          36,713                        36,713
   Cotelligent, Inc.                         12,500                           12,500          37,500                        37,500
   Pomeroy Computer Resources, Inc.          31,700                           31,700         328,888                       328,888

                                                                                    ------------------------------------------------
                                                                                             403,101                       403,101
                                                                                    ------------------------------------------------
Environmental Services 0.7%
   GZA GeoEnvironmental Technologies,                          83,800         83,800                        377,100        377,100
   Inc.
   Scope Industries, Inc.                                       8,400          8,400                        493,500        493,500
   Versar, Inc.                                                39,900         39,900                         99,750         99,750

                                                                                    ------------------------------------------------
                                                                                                            970,350         970,350
                                                                                    ------------------------------------------------
Investment 1.0%
   Advest Group, Inc.                        26,600             7,200         33,800         513,713        139,050        652,763
   H.D. Vest, Inc.                                             32,200         32,200                        165,025        165,025
   Southwest Securities Group, Inc.          18,420                           18,420         438,626                       438,626

                                                                                    ------------------------------------------------
                                                                                             952,339        304,075      1,256,414
                                                                                    ------------------------------------------------

Miscellaneous Commercial Services   3.3%
   ABM Industries, Inc.                      32,200                           32,200         768,775                       768,775
   American Physicians Service Group,                          68,600         68,600                        312,988        312,988
   Inc.
   BI, Inc.                                                    42,200         42,200                        316,500        316,500
   C.H. Heist Corp.                                            58,900         58,900                        331,313        331,313
   Dycom Industries, Inc.                     2,000                            2,000          65,125                        65,125
   Exponent, Inc.                                              42,200         42,200                        279,575        279,575
   GP Strategies Corp.                                         51,320         51,320                        603,010        603,010
   Halifax Corp.                                               27,150         27,150                        176,475        176,475
   IT Group, Inc.                            12,000                           12,000         118,500                       118,500
   Joule, Inc.                                                 52,700         52,700                         85,638         85,638
   Labor Ready, Inc.                         21,100                           21,100         214,956                       214,956
   Mercury Air Group, Inc.                                     86,600         86,600                        606,200        606,200
   Personnel Group of America, Inc.          21,100                           21,100         141,106                       141,106
   RCM Technologies, Inc.                                      12,800         12,800                        148,000        148,000
   SITEL Corp.                                9,100                            9,100          40,950                        40,950
   Source Information Management Co.            100                              100           1,200                         1,200
   Volt Information Sciences, Inc.            7,000                            7,000         138,250                       138,250

                                                                                    ------------------------------------------------
                                                                                           1,488,862      2,859,699      4,348,561
                                                                                    ------------------------------------------------

Miscellaneous Consumer Services 0.7%
   ACE Cash Express, Inc.                                      33,025         33,025                        474,714        474,714
   Earl Scheib, Inc.                                            6,900          6,900                         25,444         25,444
   ICT Group, Inc.                                             64,200         64,200                        433,350        433,350
   National Equipment Services, Inc.          3,200                            3,200          33,800                        33,800


                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------
                                                                                    ------------------------------------------------
                                                                                              33,800        933,508        967,308
                                                                                    ------------------------------------------------

Printing/Publishing 0.7%
   Applied Graphics Technologies, Inc.       19,700                           19,700         140,363                       140,363
   Merrill Corp.                             40,000                           40,000         825,000                       825,000

                                                                                    ------------------------------------------------
                                                                                             965,363                       965,363
                                                                                    ------------------------------------------------

DURABLES   6.5%

Aerospace 1.5%
   AAR Corp.                                 11,100                           11,100         185,231                       185,231
   Aeroflex, Inc.                            20,400                           20,400         113,475                       113,475
   Curtiss-Wright Corp.                      15,400                           15,400         558,250                       558,250
   Ducommun, Inc.                                              24,300         24,300                        255,150        255,150
   Kaman Corp. "A"                           60,200                           60,200         662,200                       662,200
   Sifco Industries, Inc.                                      26,600         26,600                        189,525        189,525

                                                                                    ------------------------------------------------
                                                                                           1,519,156        444,675      1,963,831
                                                                                    ------------------------------------------------

Automobiles 1.7%
   Borg-Warner Automotive Inc.               13,858                           13,858         547,391                       547,391
   Collins Industries Inc.                                     39,100         39,100                        249,263        249,263
   Dura Automotive Systems, Inc.             14,588                           14,588         273,525                       273,525
   Simpson Industries, Inc.                  59,300                           59,300         620,797                       620,797
   Wynn's International, Inc.                31,500                           31,500         490,219                       490,219

                                                                                    ------------------------------------------------
                                                                                           1,931,932        249,263      2,181,195
                                                                                    ------------------------------------------------

Construction/Agricultural Equipment 0.8%
   Cascade Corp.                             36,800                           36,800         335,800                       335,800
   Terex Corp.                                3,700                            3,700          97,819                        97,819
   The Manitowoc Company, Inc.               22,950                           22,950         685,631                       685,631
                                                                                    ------------------------------------------------
                                                                                           1,119,250                     1,119,250
                                                                                    ------------------------------------------------

Leasing Companies 1.6%
   Aaron Rents, Inc.                         42,800                           42,800         676,775                       676,775
   Amplicon, Inc.                                              31,200         31,200                        343,200        343,200
   Capital Associates Inc.                                     36,500         36,500                        114,063        114,063
   McGrath Rentcorp                          36,700                           36,700         623,900                       623,900
   PLM International Inc.                                      54,300         54,300                        319,013        319,013

                                                                                    ------------------------------------------------
                                                                                           1,300,675        776,276      2,076,951
                                                                                    ------------------------------------------------

Telecommunications Equipment 0.7%
   Cognitronics Corp.                                          43,650         43,650                        523,800        523,800
   Comdial Corp.                                               44,400         44,400                        330,225        330,225
   VARI-L Company, Inc.                                         7,200          7,200                         73,800         73,800

                                                                                    ------------------------------------------------
                                                                                                            927,825        927,825
                                                                                    ------------------------------------------------
Miscellaneous 0.2%
   Featherlite Manufacturing, Inc.                             49,700         49,700                        279,563        279,563
                                                                                    ------------------------------------------------

MANUFACTURING    17.3%

Chemicals 1.1%
   Aceto Corp.                                                 44,400         44,400                        496,725        496,725
   JLM Industries, Inc.                                        10,200         10,200                         40,800         40,800
   Stepan Co.                                35,800                           35,800         856,963                       856,963

                                                                                    ------------------------------------------------
                                                                                             856,963        537,525      1,394,488
                                                                                    ------------------------------------------------


                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------
Containers & Paper 0.4%
   Chesapeake Corp.                           2,000                            2,000          60,000                        60,000
   Tufco Technologies, Inc.                                     6,600          6,600                         60,225         60,225
   UFP Technologies, Inc.                                      86,500         86,500                        270,313        270,313
   Wausau-Mosinee Paper Corp.                 4,970                            4,970          62,746                        62,746

                                                                                    ------------------------------------------------
                                                                                             122,746        330,538        453,284
                                                                                    ------------------------------------------------

Diversified Manufacturing 2.2%
   Barnes Group, Inc.                        37,400                           37,400         759,688                       759,688
   Brunswick Technologies, Inc.                                10,800         10,800                         45,225         45,225
   Cantel Industries Inc.                                      22,400         22,400                        120,400        120,400
   Clarcor, Inc.                             98,600                           98,600          396,703             0        396,703
   JMAR Technologies, Inc.                                     98,600                                       147,900        147,900
   McRae Industries, Inc. "A"                                  42,300         42,300                        208,856        208,856
   NCH Corp.                                 10,000                           10,000         478,125                       478,125
   Pubco Corp.                                                 28,100         28,100                        205,481        205,481
   Robbins & Myers, Inc.                     11,300                           11,300         182,919                       182,919
   Tredegar Industries, Inc.                 13,200                           13,200         289,575                       289,575
   Valmont Industries                         3,500                            3,500          60,813                        60,813
                                                                                    ------------------------------------------------
                                                                                           2,167,823        727,862      2,895,685
                                                                                    ------------------------------------------------
Electrical Products 1.6%
   ACME Electric Corp.                                         57,600         57,600                        338,400        338,400
   Axsys Technologies, Inc.                                    34,600         34,600                        341,675        341,675
   C&D Technologies, Inc.                     2,500                            2,500          80,313                        80,313
   LaBarge, Inc.                                               98,800         98,800                        135,850        135,850
   SL Industries, Inc.                                         51,400         51,400                        655,350        655,350
   The Alpine Group, Inc.                    28,000                           28,000         369,250                       369,250
   Windmere-Durable Holdings, Inc.           12,800                           12,800         166,400                       166,400

                                                                                    ------------------------------------------------
                                                                                             615,963      1,471,275      2,087,238
                                                                                    ------------------------------------------------

Hand Tools 0.3%
   L.S. Starrett Corp.                       15,500                           15,500         372,000                       372,000
                                                                                    ------------------------------------------------

Industrial Specialty 5.4%
   American Locker Group, Inc.                                 43,200         43,200                        291,600        291,600
   Ault, Inc.                                                  94,800         94,800                        675,450        675,450
   Badger Meter, Inc.                                          18,000         18,000                        582,750        582,750
   Ceradyne, Inc.                                              23,800         23,800                         90,738         90,738
   Commercial Intertech Corp.                46,700                           46,700         592,506                       592,506
   Dynamic Materials Corp.                                     71,200                                        89,000         89,000
   Foster (LB) Co. "A"                                        105,500        105,500                        534,094        534,094
   General Cable Corp.                       10,700                           43,100          78,913                        78,913
   Graham Corp.                                                32,400                                       255,150        255,150
   Insteel Industries, Inc.                                    76,300         76,300                        567,481        567,481
   Kinark Corp.                                               135,800        135,800                        220,675        220,675
   Lamson & Sessions Co.                                       67,700         67,700                        330,038        330,038
   Lawson Products, Inc.                     36,700                           36,700         834,925                       834,925
   MFRI, Inc.                                                  58,900         58,900                        231,919        231,919


                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------
   Met-Pro Corp.                                              13,800          13,800                        152,663        152,663
   Regal-Beloit Corp.                        36,500                           36,500         793,875                       793,875
   Spartech Corp.                            25,300                           25,300         724,213                       724,213

                                                                                    ------------------------------------------------
                                                                                           3,024,432      4,021,558      7,045,990
                                                                                    ------------------------------------------------

Machinery/Components/Controls 4.0%
   Amcast Industrial Corp.                   22,600                           22,600         306,513                       306,513
   Chicago Rivet & Machine Co.                                 18,300         18,300                        423,188        423,188
   Columbus McKinnon Corp.                   30,800                           30,800         371,525                       371,525
   Cybex International, Inc.                                   10,000         10,000                         30,000         30,000
   Farrel Corp.                                               102,300        102,300                        185,419        185,419
   IMPCO Technologies, Inc.                                     9,300          9,300                        119,156        119,156
   Intermet Corp.                            38,800                           38,800         392,850                       392,850
   MotivePower Industries, Inc.              18,150                           18,150         216,666                       216,666
   Newcor, Inc.                                                20,000                                        41,250         41,250
   O.I. Corp.                                                  96,600         96,600                        410,550        410,550
   Oilgear Co.                                                 19,300         19,300                        148,972        148,972
   On-Point Technology Systems, Inc.                           76,000         76,000                        147,250        147,250
   Reliance Steel & Aluminum Co.             22,950                           22,950         481,950                       481,950
   Shaw Group, Inc.                          32,000                           32,000         728,000                       728,000
   Summa Industries, Inc.                                      42,600         42,600                        479,250        479,250
   Thomas Industries, Inc.                   11,500                           11,500         205,563                       205,563
   Trans-Industries, Inc.                                      35,500                                       230,750        230,750
   Woodward Governor Co.                     11,100                           11,100         294,150                       294,150

                                                                                    ------------------------------------------------
                                                                                           2,997,217      2,215,785      5,213,002
                                                                                    ------------------------------------------------

Office Equipment/Supplies 0.5%
   Dixon Ticonderoga Co.                                       30,100         30,100                        259,613        259,613
   TAB Products Co.                                            51,900         51,900                        343,838        343,838

                                                                                    ------------------------------------------------
                                                                                                            603,451        603,451
                                                                                    ------------------------------------------------
Specialty Chemicals 0.1%
   Detrex Corp.                                                34,200         34,200                        171,000        171,000
                                                                                    ------------------------------------------------

Wholesale Distributors 1.7%
   Applied Industrial Technology, Inc.       27,800                           27,800         437,850                       437,850
   Allou Health & Beauty, Inc. "A"                             71,100         71,100                        408,825        408,825
   Barnett, Inc.                              2,600                            2,600          22,425                        22,425
   Daisytek International Corp.              10,200                           10,200         169,575                       169,575
   Hughes Supply, Inc.                       24,750                           24,750         536,766                       536,766
   Insight Enterprises, Inc.                 17,575                           17,575         656,866                       656,866

                                                                                    ------------------------------------------------
                                                                                           1,823,482        408,825      2,232,307
                                                                                    ------------------------------------------------

Miscellaneous 0.0%
   American Dental Technologies, Inc.                          10,300         10,300                         22,209         22,209
                                                                                    ------------------------------------------------

TECHNOLOGY   9.3%

Computer Software 2.1%
   Activision, Inc.                          23,100                           23,100         326,288                       326,288
   Elcom International, Inc.                                   82,200         82,200                        346,781        346,781
   Epicor Software Corp.                      9,000                            9,000          43,313                        43,313
   MTI Technology Corp.                      10,000                           10,000         169,375                       169,375


                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------
   MTS Systems Corp.                         49,000            45,708         94,708         496,125        462,794        958,919
   Scan Optics, Inc.                                           90,100         90,100                        157,675        157,675
   Symix Systems, Inc.                                         15,000         15,000                        154,688        154,688
   Structural Dynamics Research Corp.        43,600                           43,600         430,550                       430,550
   Verity, Inc.                               1,900                           1,900          130,863                       130,863

                                                                                    ------------------------------------------------
                                                                                           1,596,514      1,121,938      2,718,452
                                                                                    ------------------------------------------------

Diversified Electronic Products 0.4%
   Reliability Inc.                                            72,200         72,200                        194,038        194,038
   SBS Technologies, Inc.                                      10,200         10,200                        285,600        285,600

                                                                                    ------------------------------------------------
                                                                                                            479,638        479,638
                                                                                    ------------------------------------------------

Edp Peripherals 0.6%
   NeoMagic Corp.                            11,300                           11,300          90,047                        90,047
   Printronix, Inc.                                            19,900         19,900                        407,950        407,950
   Wells-Gardner Electronics Corp.                             89,355         89,355                        290,404        290,404

                                                                                    ------------------------------------------------
                                                                                              90,047        698,354        788,401
                                                                                    ------------------------------------------------

Electronic Components/Distributors 4.8%
   American Technical Ceramics Corp.                           55,300         55,300                        480,419        480,419
   Anaren Microwave Inc.                                       20,500         20,500                        702,125        702,125
   Bel Fuse Inc. Class "A"                                     13,750         13,750                        547,422        547,422
   Bel Fuse Inc. Class "B"                                     13,750         13,750                        476,094        476,094
   Napco Security Systems, Inc.                                48,000         48,000                        141,000        141,000
   Nu Horizons Electronics, Inc.                               55,300         55,300                        435,488        435,488
   Park Electrochemical Corp.                18,200                           18,200         634,725                       634,725
   Pioneer-Standard Electronics, Inc.        43,100                           43,100         562,994                       562,994
   Programmer's Paradise, Inc.                                 77,100                                       452,963        452,963
   Savior Technology Group, Inc.                               55,600         55,600                        257,150        257,150
   Sigmatron International, Inc.                               52,900         52,900                        353,769        353,769
   Technitrol, Inc.                          25,500                           25,500         927,563                       927,563
   Trans-Lux Corp.                                             32,300                                       216,006        216,006
   Video Display Corp.                                         34,500         34,500                        135,844        135,844

                                                                                    ------------------------------------------------
                                                                                           2,125,282      4,198,280      6,323,562
                                                                                    ------------------------------------------------

Office/Plant Automation 0.0%
   CACI International, Inc.                   1,700                            1,700          36,444                        36,444
                                                                                    ------------------------------------------------

Military Electronics 0.7%
   EDO Corp.                                                   78,400         78,400                        436,100        436,100
   Engineered Support Systems, Inc.                            35,400         35,400                        415,950        415,950
                                                                                    ------------------------------------------------
                                                                                                            852,050        852,050
                                                                                    ------------------------------------------------

Precision Instruments 0.1%
   Barringer Technologies Inc.                                 35,700         35,700                        196,350        196,350
                                                                                    ------------------------------------------------

Semiconductors 0.6%
   Alliance Semiconductor Corp.              20,000                           20,000         232,500                       232,500
   Alpha Industries                           7,000                            7,000         386,750                       386,750
   Zing Technologies, Inc.                                     32,300         32,300                        222,063        222,063

                                                                                    ------------------------------------------------
                                                                                             619,250        222,063        841,313
                                                                                    ------------------------------------------------


                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------

ENERGY   1.6%

Engineering 0.1%
   Abrams Industries, Inc.                                     18,780         18,780                         82,163         82,163
                                                                                    ------------------------------------------------

Oil & Gas Production 0.8%
   Hallwood Energy Corp.                                       31,670         31,670                        164,288        164,288
   Marine Drilling Companies, Inc.           16,700                           16,700         270,331                       270,331
   Petroleum Development Corp.                                 77,600         77,600                        334,650        334,650
   UTI Energy Corp.                          17,600                           17,600         337,700                       337,700

                                                                                    ------------------------------------------------
                                                                                             608,031        498,938      1,106,969
                                                                                    ------------------------------------------------

Oil Companies 0.0%
   Arabian Shield Development                                  58,600         58,600                         45,781         45,781
                                                                                    ------------------------------------------------

Oilfield Services/Equipment 0.4%
   Veritas DGC Inc.                          36,300                           36,300         510,469                       510,469
                                                                                    ------------------------------------------------

Miscellaneous 0.3%
   RGC Resources, Inc.                                         18,700         18,700                        392,700        392,700
                                                                                    ------------------------------------------------

METALS & MINERALS    1.4%

Steel & Metals 1.2%
   Bayou Steel Corp.                                          110,900        110,900                        374,288        374,288
   Commercial Metals Co.                     13,000                           13,000         424,125                       424,125
   Friedman Industries, Inc.                                   60,003                                       210,011        210,011
   IMCO Recycling Inc.                       24,300                           24,300         355,388                       355,388
   Webco Industries, Inc.                                      61,500          61,500                       199,875        199,875

                                                                                    ------------------------------------------------
                                                                                             779,513        784,174      1,563,687
                                                                                    ------------------------------------------------

Miscellaneous 0.2%
   United States Lime & Minerals, Inc.                         37,300         37,300                        289,075        289,075
                                                                                    ------------------------------------------------

CONSTRUCTION    5.4%

Building Materials 1.7%
   Ameron International Corp.                20,300                           20,300         865,288                       865,288
   Florida Rock Industries, Inc.             26,100                           26,100         880,875                       880,875
   Texas Industries, Inc.                    11,100                           11,100         397,519                       397,519
   Williams Industries, Inc.                                   15,000         15,000                         64,688         64,688

                                                                                    ------------------------------------------------
                                                                                           2,143,682         64,688      2,208,370
                                                                                    ------------------------------------------------

Building Products 1.2%
   Baltek Corp.                                                46,100         46,100                        331,344        331,344
   Continental Materials Corp.                                 35,400         35,400                        805,350        805,350
   Noland Co.                                                  23,700         23,700                        450,300        450,300
                                                                                    ------------------------------------------------
                                                                                                          1,586,994      1,586,994
                                                                                    ------------------------------------------------

Homebuilding 1.6%
   Engle Homes, Inc.                                           33,200         33,200                        336,150        336,150
   Fortress Group, Inc.                                       113,100        113,100                         95,428         95,428
   Liberty Homes, Inc. "A"                                     19,500         19,500                        134,063        134,063
   Skyline Corp.                             36,600                           36,600         910,425                       910,425
   Standard Pacific Corp.                    35,500                           35,500         381,625                       381,625


                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------
   Washington Homes, Inc.                                      33,000         33,000                        185,625        185,625

                                                                                    ------------------------------------------------
                                                                                           1,292,050        751,266      2,043,316
                                                                                    ------------------------------------------------

Miscellaneous 0.9%
   Granite Construction, Inc.                19,000                           19,000         393,063                       393,063
   MYR Group, Inc.                                             39,166         39,166                        790,664        790,664

                                                                                    ------------------------------------------------
                                                                                             393,063        790,664      1,183,727
                                                                                    ------------------------------------------------

TRANSPORTATION    2.6%

Airlines 0.5%
   Alaska Air Group Inc.                      9,600                            9,600         381,600                       381,600
   Frontier Airlines, Inc.                    7,600                            7,600          75,525                        75,525
   Hawaiian Airlines, Inc.                                     80,000         80,000                        180,000        180,000

                                                                                    ------------------------------------------------
                                                                                             457,125        180,000        637,125
                                                                                    ------------------------------------------------

Marine Transportation 0.3%
   International Shipholding Corp.                             42,200         42,200                        432,550        432,550
                                                                                    ------------------------------------------------

Railroads 0.2%
   Providence & Worcester Railroad Co.                         25,000         25,000                        250,000        250,000
                                                                                    ------------------------------------------------

Trucking 1.6%
   Boyd Brothers Transportation, Inc.                          51,000         51,000                        439,875        439,875
   Consolidated Delivery & Logistics,                          32,600         32,600                         93,725         93,725
   Inc.
   Kenan Transport Co.                                          8,500          8,500                        272,000        272,000
   Roadway Express, Inc.                     24,200                           24,200         505,175                       505,175
   Simon Transportation Services, Inc.                         30,000         30,000                        155,625        155,625
   USFreightways Corp.                       13,600                           13,600         616,250                       616,250

                                                                                    ------------------------------------------------
                                                                                           1,121,425        961,225      2,082,650
                                                                                    ------------------------------------------------

UTILITIES   7.4%

Electric Utilities 2.9%
   Black Hills Corp.                         28,200                           28,200         634,500                       634,500
   Northwestern Corp.                        29,200                           29,200         666,125                       666,125
   Public Service Co. of New Mexico*         19,700                           19,700         352,138                       352,138
   SIGCORP, Inc.                             32,600                           32,600         847,600                       847,600
   TNP Enterprises, Inc.                     27,700                           27,700       1,104,538                     1,104,538
   Unitil Corp.                                                 6,500          6,500                        176,313        176,313

                                                                                    ------------------------------------------------
                                                                                           3,604,901        176,313      3,781,214
                                                                                    ------------------------------------------------

Natural Gas Distribution 2.9%
   Chesapeake Utilities Corp.                                  20,200         20,200                        361,075        361,075
   CTG Resources Inc.                        14,000                           14,000         519,750                       519,750
   Connecticut Energy Corp.                   4,400                            4,400         166,100                       166,100
   Energen Corp.                             30,800                           30,800         569,800                       569,800
   Energy West, Inc.                                           25,700         25,700                        223,269        223,269
   Laclede Gas Co.                           21,900                           21,900         466,744                       466,744
   NUI Corp.                                 39,300                           39,300         975,131                       975,131
   ONEOK, Inc.                                2,400                           2,400           70,050                        70,050
   Providence Energy Corp.                                     17,900         17,900                        500,081        500,081

                                                                                    ------------------------------------------------
                                                                                           2,767,575      1,084,425      3,852,000
                                                                                    ------------------------------------------------

Water Supply 1.5%


                                          AARP Small                      Pro Forma       AARP Small                  Pro Forma
                                         Company Stock     Micro Cap      Combined          Company      Micro Cap     Combined
                                            Share           Share          Share         Stock Market     Market        Market
                                           Amount($)       Amount ($)     Amount ($)       Value ($)      Value($)     Value($)(1)
                                        --------------------------------------------------------------------------------------------
   California Water Service Group            33,000                           33,000         957,000                       957,000
   Connecticut Water Services                                   9,550          9,550                        293,663        293,663
   Southwest Water Co.                                         51,034         51,034                        711,286        711,286

                                                                                    ------------------------------------------------
                                                                                             957,000      1,004,949      1,961,949
                                                                                    ------------------------------------------------

Miscellaneous 0.1%
   Florida Public Utilities Co.                                 4,700          4,700                         92,238         92,238
                                                                                    ------------------------------------------------


                                                                                    ------------------------------------------------
COMMON STOCKS TOTAL                                                                       60,334,509     68,200,023    128,534,532
                                                                                    ================================================
COMMON STOCKS (COST OF $65,301,586  $66,429,323 AND $131,730,909 RESPECTIVELY)


                                                                                    ================================================
TOTAL INVESTMENT PORTFOLIO - 100%                                                         61,613,509     69,763,223    131,376,732
                                                                                    ================================================
INVESTMENT PORTFOLIO (COST OF $66,580,586  $67,960,669 AND $134,541,255 RESPECTIVELY)


1) Certain securities that do not conform to the investment policies to be in effect after the Reorganization will be disposed of prior to the Reorganization.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

        PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                       AS OF OCTOBER 31, 1999 (UNAUDITED)


                                          AARP
                                     SMALL COMPANY              MICRO CAP              PRO FORMA                PRO FORMA
                                       STOCK FUND                 FUND                ADJUSTMENTS               COMBINED
                                    -------------------    --------------------    -------------------     --------------------
Investments, at value                    $  61,613,509            $ 69,763,223                                   $ 131,376,732
Cash                                               753                     272                                           1,025
Other assets less liabilities                 (163,143)               (116,992)          $  (123,476) (2)             (403,611)
                                    -------------------    --------------------    -------------------     --------------------
Total Net assets                         $  61,451,119            $ 69,646,503           $  (123,476)            $ 130,974,146
                                    ===================    ====================    ===================     ====================

NET ASSETS
AARP Shares                                                                                                       $ 61,376,367
Scudder Shares                                                                                                    $ 69,597,779
SHARE OUTSTANDING
AARP Shares                                  3,565,060                                                               3,565,060
Scudder Shares                                                       4,852,435              (810,752)                4,041,683
NET ASSET VALUE PER SHARE
AARP Shares                                 $    17.24                                                            $      17.22
Scudder Shares                                                      $    14.35                                    $      17.22

              PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
         FOR THE TWELVE MONTH PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED)

                                                      AARP
                                                 SMALL COMPANY         MICRO CAP              PRO FORMA              PRO FORMA
                                                   STOCK FUND             FUND               ADJUSTMENTS             COMBINED
                                              -------------------------------------------------------------------------------------
Investment Income:
  Interest and dividend income                           2,153,100         $  999,711     $             --            $  3,152,811
                                              -------------------------------------------------------------------------------------
         Total Investment Income                         2,153,100            999,711                                    3,152,811
  Expenses
     Management fees                                       703,270            647,669              (69,019)  (3)         1,281,920
     Trustees Fee                                           29,759             44,932              (44,932)  (4)            29,759
     All other expenses                                    715,652            724,549             (671,049)  (5)           769,152

                                              -------------------------------------------------------------------------------------
  Total expenses before reductions                       1,448,681          1,417,150             (785,000)              2,080,831
  Expense reductions                                           -                  -                     -                      -
                                              -------------------------------------------------------------------------------------
  Expenses, net                                          1,448,681          1,417,150             (785,000)              2,080,831
                                              -------------------------------------------------------------------------------------
Net investment income (loss)                               704,419           (417,439)             785,000               1,071,980
                                              -------------------------------------------------------------------------------------


Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments            (3,887,877)            554,775                    --            (3,333,102)

  Net unrealized appreciation (depreciation)
     of investments                                      5,259,627          3,170,705                    --              8,430,332
                                              -------------------------------------------------------------------------------------

Net increase in net assets from operations            $  2,076,169        $ 3,308,041            $  785,000           $  6,169,210
                                              =====================================================================================



         NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                            (UNAUDITED)
                         OCTOBER 31, 1999

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of October 31, 1999, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended October 31, 1999 for AARP Small Company Stock Fund and Scudder Micro Cap Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $74,752 and $48,724 to be borne by the Acquiring Fund and the Acquired Fund, respectively.

3. Represents reduction in management fees resulting from a new management agreement.

4. Reduction in trustee fees resulting from the Reorganization.

5. Represents reduction in other expenses resulting from the implementation of an administrative fee contract.

                            PART C. OTHER INFORMATION

Item 15.          Indemnification.

            A policy of insurance covering Scudder Kemper Investments, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder Kemper Investments, Inc. insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

            Article IV, Sections 4.1 - 4.3 of the Registrant's Declaration of Trust provide as follows:

            Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

            Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding"
            shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b) No indemnification shall be provided hereunder to a Trustee or officer:

                  (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                  (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
            (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                        (A) by the court or other body approving the settlement
                  or other disposition; or

                        (B) based upon a review of readily available facts (as
                  opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall insure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

            (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 16.   Exhibits.
--------   ---------

           (1)      (a)(1)      Amended and Restated Declaration of Trust
                                dated September 13, 1996. (Incorporated by reference to Exhibit 1(a)(4) to
                                Post-Effective Amendment No. 20 to AARP
                                Growth Trust's Registration Statement on
                                Form N-1A, as amended (the "Registration
                                Statement"))

           (2)      (b)(1)      By-Laws of the Registrant as amended March
                                17, 1993. (Incorporated by reference to
                                Exhibit 2(a)(2) to Post-Effective Amendment
                                No. 14 to the Registration Statement)

                    (b)(2) Certificate as to Resolution of Board Members dated June 24, 1996 amending By-Laws of the Registrant dated March 17, 1993. (Incorporated by reference to Exhibit 2(a)(3) to Post-Effective Amendment No. 20 to the Registration Statement)

           (3)                  Inapplicable.

           (4) Agreement and Plan of Reorganization filed as Exhibit A to Part A hereof.

           (5)      (c)(1)      Establishment of Series dated November 27,
                                1984. (Incorporated by reference to Exhibit
                                1(b)(1) to Post-Effective Amendment No. 25 to the Registration Statement)

                    (c)(2) Establishment and Designation of Series of Beneficial Interest dated September 22, 1993. (Incorporated by reference to Exhibit 1(b)(2) to Post-Effective Amendment No. 25 to the Registration Statement)

                    (c)(3) Establishment and Designation of Series of Beneficial Interest dated September 22, 1993. (Incorporated by reference to Exhibit 1(b)(2) to Post-Effective Amendment No. 25 to the Registration Statement)

                    (c)(4) Establishment and Designation of Series of Beneficial Interest dated November 17, 1995. (Incorporated by reference to Exhibit 1(b)(3) to

                                Post-Effective Amendment No. 18 to the
                                Registration Statement)

                    (c)(5) Establishment and Designation of Series of Beneficial Interest dated November 12, 1996. (Incorporated by reference to Exhibit 1(b)(4) to Post-Effective Amendment No. 20 to the Registration Statement)

           (6)      (d)(1)      Investment Management Agreement with
                                respect to AARP Balanced Stock and Bond
                                Fund, AARP Capital Growth Fund, AARP Global
                                Growth Fund, AARP Growth and Income Fund,
                                AARP International Growth and Income Fund, and AARP Small Company Stock Fund between the Registrant and Scudder, Kemper
                                Investments, Inc. dated September 7, 1998.
                                (Incorporated by reference to Exhibit
                                (d)(8) to Post-Effective Amendment No. 26 to the Registration Statement)

                    (d)(2) Investment Management Agreement with respect to AARP U.S. Stock Index Fund between the Registrant and Scudder, Kemper Investments, Inc. dated September 7, 1998. (Incorporated by reference to Exhibit
                                (d)(9) to Post-Effective Amendment No. 26 to the Registration Statement)

                    (d)(3) Subadvisory Agreement among AARP/Scudder Financial Management Company, Scudder, Stevens & Clark, Inc., and the Registrant dated December 16, 1985. (Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 5 to the Registration Statement)

                    (d)(4) Subadvisory Agreement between Scudder Kemper Investments, Inc., and Bankers Trust Company with respect to AARP U.S. Stock Index Fund dated December 31, 1997. (Incorporated by reference to Exhibit
                                (d)(12) to Post-Effective Amendment No. 26 to the Registration Statement)

                    (d)(5) Subadvisory Agreement between Scudder Kemper Investments, Inc., and Bankers Trust Company with respect to AARP U.S. Stock Index Fund dated June 4, 1999; to be filed by amendment.

           (7)      (e)(1)      Underwriting Agreement between the
                                Registrant and Scudder Fund Distributors,
                                Inc. dated September 7, 1998. (Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 26 to the
                                Registration Statement)

           (8)                  Inapplicable

           (9)      (g)(1)      Custodian Agreement between the Registrant
                                and State Street Bank and Trust Company
                                dated November 30, 1984. (Incorporated by reference to Exhibit 8(a)(1) to
                                Post-Effective Amendment No. 25 to the
                                Registration Statement)

                    (g)(1)(a) Fee Schedule to the Custodian Agreement. (Incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment No. 25 to the

                                Registration Statement)

                    (g)(1)(b) Revised Fee Schedule to the Custodian Agreement. (Incorporated by reference to
                                Exhibit 8(a)(6) to Post-Effective Amendment
                                No. 17 to the Registration Statement)

                    (g)(2) Additional Provision to the Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 30, 1984. (Incorporated by reference to Exhibit 8(a)(3) to
                                Post-Effective Amendment No. 25 to the
                                Registration Statement)

                    (g)(3) Amendment dated September 23, 1987 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 30, 1984. (Incorporated by reference to Exhibit 8(a)(4) to Post-Effective Amendment No. 25 to the Registration Statement)

                    (g)(4) Amendment dated September 15, 1988 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 30, 1984. (Incorporated by reference to Exhibit 8(a)(5) to Post-Effective Amendment No. 25 to the Registration Statement)

                    (g)(5) Amendment dated March 3, 1999 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 30, 1984. (Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement)

                    (g)(6) Custodian Agreement between the Registrant, on behalf of AARP Global Growth Fund and AARP International Growth and Income Fund, and Brown Brothers Harriman & Co. dated February 1, 1996. (Incorporated by reference to Exhibit 8(a)(7) to Post-Effective Amendment No. 19 to the Registration Statement)

                    (g)(7) Fee Schedule to the Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 1, 1996. (Incorporated by reference to Exhibit 8(a)(8) to Post-Effective Amendment No. 19 to the Registration Statement)

           (10)                 Inapplicable.

           (11)                 Opinion and consent of Dechert Price &
                                Rhoads filed herein.

           (12) Opinion and consent of Willkie Farr & Gallagher to be filed by post-effective amendment.

           (13)     (h)(1)      Transfer Agency and Service Agreement
                                between the Registrant and Scudder Service
                                Corporation dated October 2, 1989.
                                (Incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 25 to the
                                Registration Statement)

                    (h)(2) Amendment dated February 1, 1999 to the Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 27 to the Registration Statement)

                    (h)(3) Fee schedule to the Transfer Agency between the Registrant and Scudder Service Corporation dated February 1, 1999 (Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 27 to the Registration Statement).

                    (h)(4) Member Services Agreement between AARP Financial Services Corp. and Scudder Kemper Investments, Inc. dated September 7, 1998. (Incorporated by reference to Exhibit
                                (h)(4) to Post-Effective Amendment No. 26 to the Registration Statement)

                    (h)(5) Service Mark License Agreement among Scudder, Stevens & Clark, Inc., American Association of Retired Persons, the Registrant, AARP Cash Investment Funds, AARP Income Trust and AARP Tax Free Income Trust dated March 20, 1996. (Incorporated by reference to Exhibit 9(c)(1) to Post-Effective Amendment No. 20 to the Registration Statement)

                    (h)(6) Shareholder Service Agreement between the Registrant and Scudder Service Corporation dated June 1, 1988. (Incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 25 to the Registration Statement)

                    (h)(7) Fund Accounting Services Agreement between the Registrant, on behalf of AARP Balanced Stock and Bond Fund, and Scudder Fund Accounting Corporation dated October 20, 1995. (Incorporated by reference to Exhibit 9(e) to Post-Effective Amendment No. 25 to the Registration Statement)

                    (h)(8) Fund Accounting Services Agreement between the Registrant, on behalf of AARP Capital Growth Fund, and Scudder Fund Accounting Corporation dated September 5, 1995. (Incorporated by reference to Exhibit 9(f) to Post-Effective Amendment No. 25 to the Registration Statement)

                    (h)(9) Fund Accounting Services Agreement between the Registrant, on behalf of AARP Growth and Income Fund, and Scudder Fund Accounting Corporation dated September 5, 1995. (Incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 25 to the Registration Statement)

                    (h)(10) Fund Accounting Services Agreement between the Registrant, on behalf of AARP Global Growth Fund, and Scudder Fund Accounting Corporation dated February 1, 1996. (Incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 25 to the Registration

                                Statement)

                    (h)(11) Fund Accounting Services Agreement between the Registrant, on behalf of AARP Small Company Stock Fund, and Scudder Fund Accounting Corporation dated February 1, 1997. (Incorporated by reference to Exhibit
                                (h)(11) to Post-Effective Amendment No. 26 to the Registration Statement)

                    (h)(12) Fund Accounting Services Agreement between the Registrant, on behalf of AARP U.S. Stock Index Fund, and Scudder Fund Accounting Corporation dated February 1, 1997. (Incorporated by reference to Exhibit
                                (h)(12) to Post-Effective Amendment No. 26 to the Registration Statement)

                    (h)(13) Fund Accounting Services Agreement between the Registrant, on behalf of AARP International Growth and Income Fund, and Scudder Fund Accounting Corporation dated February 1, 1997. (Incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 26 to the Registration Statement)

                    (h)(14) COMPASS and TRAK 2000 Service Agreement between Scudder Trust Company and the Registrant dated February 1, 1997. (Incorporated by reference to Exhibit
                                (h)(14) to Post-Effective Amendment No. 26 to the Registration Statement)

                    (h)(15)     Fee Schedule for Exhibit (h)(15).
                                (Incorporated by reference to Exhibit
                                (h)(14)(a) to Post-Effective Amendment No.
                                26 to the Registration Statement)

           (14) Consent of PricewaterhouseCoopers LLP filed herein.

           (15)                 Inapplicable.

           (16)                 Powers of attorney filed herewith.

           (17)                 Form of Proxy filed herein.

Item 17.    Undertakings.

            1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for C-8 350 reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

            (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, AARP Growth Trust has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 3rd day of March, 2000.

                                AARP GROWTH TRUST


                                By: /s/ Linda C. Coughlin
                                    ----------------------
                                Title: President
                                       -------------------

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                      TITLE                       DATE
         ---------                      -----                       ----

/s/ Linda C. Coughlin                  President, Chairperson
--------------------------             & Trustee
Linda C. Coughlin

/s/ Carole Lewis Anderson*             Trustee                   March 3, 2000
--------------------------
Carole Lewis Anderson


/s/ Adelaide Attard*                   Trustee                   March 3, 2000
--------------------
Adelaide Attard


/s/ Robert N. Butler*                  Trustee                   March 3, 2000
---------------------------
Robert N. Butler


/s/ Horace B. Deets*                   Trustee                   March 3, 2000
--------------------
Horace B. Deets


/s/ Edgar R. Fiedler*                  Trustee                   March 3, 2000
---------------------
Edgar R. Fiedler


/s/ Eugene P. Forrester*               Trustee                   March 3, 2000
--------------------------------
Eugene P. Forrester


/s/ George L. Maddox, Jr.*             Trustee                   March 3, 2000
--------------------------
George L. Maddox, Jr.

/s/ Robert J. Myers*                   Trustee                   March 3, 2000
--------------------
Robert J. Myers


/s/ James H. Schulz*                   Trustee                   March 3, 2000
--------------------
James H. Schulz


/s/ Gordon Shillinglaw*                Trustee                   March 3, 2000
-----------------------
Gordon Shillinglaw


/s/ Jean Gleason Stromberg*            Trustee                   March 3, 2000
---------------------------
Jean Gleason Stromberg


/s/ John Hebble                       Treasurer (Principal       March 3, 2000
----------------                      Financial and Accounting
John Hebble                           Officer)


*By:  /s/ Sheldon A. Jones                March 3, 2000
      --------------------
      Sheldon A. Jones
      Attorney-in-fact

*Executed pursuant to powers of attorney filed with the Registrant's Registration Statement on Form N-14 as filed with the Commission electronically herewith.